                                 SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Crescent Real Estate Equities, Inc.
----------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
       14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.
   [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   1)  Title of each class of securities to which transaction applies:

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   2)  Aggregate number of securities to which transaction applies:

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   3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   [ ] Check box if any part of the fee is offset as provided by Exchange
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       statement number, or the Form or Schedule and the date of its filing.
   1)  Amount Previously Paid:

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   2)  Form, Schedule or Registration Statement No.:

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   3)  Filing Party:

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   4)  Date Filed:

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

                    CRESCENT REAL ESTATE EQUITIES, INC.

                       900 Third Avenue, Suite 1800
                         New York, New York 10022
                            ___________________

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held June 17, 1996

     The Annual Meeting of Stockholders (the "Meeting") of Crescent Real Estate Equities, Inc., a Maryland corporation (the "Company"), will be held at The St. Regis Hotel, Two East 55th St. at 5th Ave., New York, New York, on June 17, 1996, at 10:00 a.m., Eastern Daylight Savings time, for the following purposes:

     1. To elect two (2) directors of the Company to serve three (3) year terms or until their respective successors are elected and qualified.

     2. To consider and vote upon the proposal to authorize the Company, in connection with any issuance of securities pursuant to its existing registration statement, to issue to the Chairman of the Board of Directors the same type of securities or, in lieu of such securities, to issue units of ownership interest in the Company's operating partnership that are exchangeable on a one-for-one basis for shares of the Company's common stock, par value $.01 per share (the "Common Stock"), with any such issuance to be made on terms equivalent to the terms of issuance to other purchasers.

     3. To approve the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1996.

     4. To consider and vote upon the proposal to ratify an amendment of the Company's 1995 Stock Incentive Plan to (i) increase the number of shares of Common Stock which may be subject to grants of options to purchase a specified number of shares of Common Stock (the "Options") or grants of restricted shares of Common Stock (the "Restricted Stock") to 1,425,000 shares of Common Stock, (ii) decrease the maximum number of shares of Common Stock that may be subject to Options or Restricted Stock granted to an officer, director or beneficial owner of more than 10% of the Common Stock to 200,000 shares of Common Stock, (iii) provide for the granting of 7,000 Options annually to outside directors of the Company, (iv) provide that an optionee who ceases to be an employee or advisor but who continues to be a director shall not be deemed to have terminated employment or service for vesting purposes, and (v) provide that each Option will become fully exercisable in the event of the death, retirement or disability of the optionee and that, the Executive Compensation Committee will no longer have the ability to extend the term of an Option in the event of the optionee's death, retirement or disability.

     5. To consider and vote upon the proposal to reorganize the Company, currently a Maryland corporation, as a Texas real estate investment trust by means of a merger of the Company into a wholly owned, newly formed Texas subsidiary organized as a real estate investment trust.

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on May 8, 1996, as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

     Stockholders are cordially invited to attend the meeting in person.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE MEETING. If you send in your proxy card and then decide to attend the meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

                                           By Order of the Board of Directors,

May 20, 1996                               David M. Dean
New York, New York                         SECRETARY

                  CRESCENT REAL ESTATE EQUITIES, INC.
                     900 Third Avenue, Suite 1800
                      New York,  New York  10022
                             ______________

           PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                     To Be Held On June 17, 1996

     This Proxy Statement is furnished to stockholders of Crescent Real Estate Equities, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies for use at the 1996 Annual Meeting of Stockholders (the "Meeting") of the Company to be held on Monday, June 17, 1996, at 10:00 a.m., Eastern Daylight Savings time, for the purposes set forth in the Notice of Annual Meeting. This solicitation is made on behalf of the board of directors of the Company (the "Board of Directors").

              RECORD DATE AND OUTSTANDING CAPITAL STOCK

     The record date for the determination of stockholders entitled to notice of and to vote at the Meeting is the close of business May 8, 1996 (the "Record Date"). At the close of business on the Record Date, the Company had issued and outstanding and entitled to vote at the Meeting 23,546,663 shares of common stock, par value $.01 per share ("Common Stock").

                         PROCEDURAL MATTERS

     Any proxy, if received in time, properly signed and not revoked, will be voted at such Meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each of the Proposals set forth in this Proxy Statement. If any other matter or business is brought before the Meeting or any adjournment thereof, the proxy holders may vote the proxy at their discretion. The Board of Directors does not know of any such matter or business to be presented for consideration.

     A proxy may be revoked (i) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (ii) by presentation at the Meeting of a subsequent proxy executed by the person executing the prior proxy, or (iii) by attendance at the Meeting and voting in person.

                        QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum at the Meeting and for each Proposal. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the Record Date.

         REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

     The nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at the Meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, broker non-votes or other limited proxies will have no effect on the election of directors, provided a quorum is present at the Meeting.

     The vote required to approve Proposal No. 5 regarding the merger and reorganization of the Company as a Texas real estate investment trust is two-thirds of the shares entitled to vote on the matter. Accordingly, broker non-votes and abstentions with respect to such proposal will effectively count as a vote against such proposal.

     The vote required to approve matters other than the election of directors and Proposal No. 5 is the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on the matter and present or represented by proxy at the Meeting. The shares represented by a broker non-vote or other limited proxy, as to Proposals No. 2, No. 3 and No. 4, will not be considered present or entitled to be voted on those proposals at the Meeting and therefore will not be considered a part of the voting power present with respect to such proposals. Thus, the effect of such non-votes with respect to any of such proposals will be to reduce the number of affirmative votes required to approve the proposal and the number of negative votes required to block such approval. Abstentions with respect to any of such proposals will effectively count as a vote against such proposal.

                    COSTS OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing the proxy material will be borne by the Company. In an effort to have as large of a representation at the Meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, telegraph, or mail by one or more Company employees. The Company will also reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals, the beneficial owners of the Company's stock.

                        PROPOSAL NO. 1
                    ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The directors of the Company are divided into three classes, with approximately one-third of the directors elected by the stockholders annually. The directors whose terms will expire at the Meeting are John C. Goff and Paul E. Rowsey, III, both of whom have been nominated for election at the Meeting as directors to hold office until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified.

     The nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at the Meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, broker non-votes or other limited proxies will have no effect on the election of directors, provided a quorum is present at the Meeting.

     The Board of Directors of the Company recommends a vote FOR John C. Goff and Paul E. Rowsey, III as directors to hold office until the 1999 Annual Meeting of Stockholders or until their successors are elected and qualified. Should any one or more of these nominees become unable to serve for any reason, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees, or may reduce the number of directors on the Board of Directors.

     Set forth below is information with respect to the seven directors, including the current nominees, and the executive officers of the Company, all of whom joined the Company in their current
capacities in 1994 (except James M. Eidson, Jr. and Joseph D. Ambrose III who became executive officers in 1995 and 1996, respectively).
                       TERM
       NAME           EXPIRES   AGE                 POSITION
------------------------------------------------------------------------------
Richard E. Rainwater   1997      51   Chairman of the Board of Directors

John C. Goff           1996      40   Chief Executive Officer and Director

Gerald W. Haddock      1998      48   President, Chief Operating Officer and
                                       Director

Anthony M. Frank       1997      64   Director

Morton H. Meyerson     1998      57   Director

William F. Quinn       1997      48   Director

Paul E. Rowsey, III    1996      41   Director

Dallas E. Lucas         N/A      34   Senior Vice President, Chief Financial
                                       and Accounting Officer

James S. Wassel         N/A      45   Senior Vice President, Asset Management

David M. Dean           N/A      35   Senior Vice President, Law and Secretary

James M. Eidson, Jr.    N/A      41   Senior Vice President, Acquisitions

Bruce A. Picker         N/A      31   Vice President, Treasurer

Joseph D. Ambrose III   N/A      45   Vice President, Administration


DIRECTORS AND EXECUTIVE OFFICERS

     The Board of Directors consists of seven members, divided into three classes serving staggered three-year terms.

     The following is a summary of the experience of the current and proposed directors and the current executive officers of the Company.

     RICHARD E. RAINWATER has been an independent investor since 1986. From 1970 to 1986, he served as the chief investment advisor to the Bass family, whose overall wealth increased dramatically during his tenure. During that time he was principally responsible for numerous major corporate and real estate acquisitions and dispositions. Immediately after beginning his independent investment activities, he founded Energy Service Company, Inc., in 1986. Additionally, in 1990 he co-founded Columbia Hospital Corporation and in 1989 participated in a management-led buyout of HCA-Hospital Corporation of America; both of these companies owned and operated for profit hospitals. In 1992, Mr. Rainwater was one of the founders of Mid Ocean Limited, a provider of casualty re-insurance. In February 1994, he assisted in the merger of Columbia Hospital Corporation and HCA-Hospital Corporation that created Columbia/HCA Healthcare Corporation, the world's largest hospital company. Mr. Rainwater is a graduate of the University of Texas at Austin and the Graduate School of Business at Stanford University.

     JOHN C. GOFF, prior to joining the company, served as a senior investment advisor to, and investor with, Mr. Rainwater, as well as a vice president of Rainwater, Inc., a management operating company wholly owned by Mr. Rainwater. In those capacities, he has been involved in, and principally responsible for, numerous acquisitions and financings involving corporate, debt and real estate interests.

Prior to joining Rainwater, Inc. in 1987, Mr. Goff was employed by the accounting firm of KPMG Peat Marwick LLP from 1981 to 1987. Before joining KPMG Peat Marwick LLP, Mr. Goff was employed by Century Development Corporation, a major Houston-based office developer and property management company. Mr. Goff is a graduate of the University of Texas at Austin and is a Certified Public Accountant.

     GERALD W. HADDOCK, prior to joining the Company, was in the private practice of law, pursuant to which, among other things, he served as primary outside legal counsel to, and investor with, Mr. Rainwater and Rainwater, Inc. Mr. Haddock was vice president of Rainwater, Inc. from 1990 to 1994 and was the lead transactional attorney for Mr. Rainwater from 1986 to 1994. Mr. Haddock presently is a member of the board of directors of AmeriCredit Corporation, a company engaged in the financing of automobile dealer paper, and Energy Service Company, Inc., an oil field service and offshore drilling company, of which he was one of the three founding directors. In addition, Mr. Haddock serves as general counsel for the Texas Rangers baseball club. Mr. Haddock earned both Bachelor of Business Administration (B.B.A.) and Juris Doctor (J.D.) degrees from Baylor University. He also holds a Master of Laws (L.L.M.) degree in taxation from New York University and has served as the Chairman of the Tax Section of the State Bar of Texas.

     ANTHONY M. FRANK served as Postmaster General of the United States from 1988 to 1992. Prior to that time, Mr. Frank served as chairman and chief executive officer of First Nationwide Bank, chairman of the Federal Home Loan Bank of San Francisco, chairman of the California Housing Finance Agency, and as the chairman of the Federal Home Loan Mortgage Corporation Advisory Board. Since 1992, he has served as the founding chairman of Independent Bancorp of Arizona until October, 1993 and currently serves as a consultant and director of TransAmerica HomeFirst, a mortgage company specializing in loans to the elderly. Mr. Frank currently serves as a director of Acrogen, Inc. a biotechnology company, Irvine Apartment Communities, a large California based apartment REIT, and Charles Schwab & Co., one of the nations largest discount brokerages. He is also a director of Temple Inland, Inc., a manufacturer of paper and timber products, Bedford Property Investors, Inc., an office and commercial property REIT investing primarily on the West Coast, General American Investors Company, Inc., a closed-end investment company, Financial Security Assurance, a company providing credit enhancement for municipal bond issuers, Cotelligent, Inc., a provider of temporary office support services, and Living Centers of America, Inc., an operator of nursing homes. Mr. Frank received a Bachelor of Arts (B.A.) degree from Dartmouth College and a Master of Business Administration (M.B.A.) degree from the Amos Tuck School of Business at Dartmouth where he currently serves as overseer.

     MORTON H. MEYERSON has served as chairman and chief executive officer of Perot Systems Corporation, a major supplier of computer and consulting services, since 1992. Previously, he worked at Electronic Data Systems, Inc., also a supplier of computer services, in a number of capacities, including as president from 1979 to 1986 and vice chairman during 1986, and at the investment bank duPont Glore, Forgan, Inc., as president and then Chairman from 1971 to 1974. Mr. Meyerson is Vice Chairman of National Park Foundation and a director of Energy Service Company, Inc., an off-shore petroleum exploration company, and Safelite Glass Corporation, the largest installer of automobile and truck glass in the United States. He also serves as a director of Stream International, Inc., a manufacturer and reseller of computer software and services, and General Instrument Corporation, a developer and manufacturer of technology and equipment for the interactive delivery of video, voice and data. He holds a Bachelor of Arts (B.A.) degree in economics and philosophy from the University of Texas.

     WILLIAM F. QUINN currently serves as president of AMR Investment Services, Inc., the investment services affiliate of American Airlines, with responsibility for the management of pension and short-term fixed income assets. In addition, Mr. Quinn is Chairman of the Board of American Airlines Employees Federal Credit Union and is president and a trustee of the American Advantage Mutual Funds and serves on the advisory board for ARCO's pension plans. Prior to being named to his current position in 1986, Mr. Quinn held several management positions with American Airlines and its subsidiaries. Before joining American Airlines in 1974, Mr. Quinn was employed with the accounting firm of Arthur Young & Company. He holds a Bachelor of Science (B.S.) degree in accounting from Fordham University and is a Certified Public Accountant.

     PAUL E. ROWSEY, III is president of the commercial real estate group of Rosewood Property Company, a commercial real estate development and investment company, a position he has held for the past six years, and a member of the board of directors of Rosewood Property Company. Mr. Rowsey began his career in 1980 as an attorney specializing in commercial real estate. Mr. Rowsey holds a Bachelor of Arts (B.A.) degree from Duke University and a Juris Doctor (J.D.) degree from Southern Methodist University School of Law.

     DALLAS E. LUCAS, prior to joining the Company, was a financial consulting and audit manager in the real estate services group of Arthur Andersen LLP in Dallas. Mr. Lucas was employed by Arthur Andersen LLP for nine years, until December 1993. Mr. Lucas holds a Bachelor of Business Administration (B.B.A.) degree in accounting from the University of Oklahoma and is a Certified Public Accountant.

     JAMES S. WASSEL, prior to joining the Company, was president of the Wassel Realty Group, a consulting group dedicated to supplying asset management services to institutional owners of real estate, from January 1993 to June 1994. Previously, Mr. Wassel was a partner and director of asset management at Trammell Crow Realty Advisors responsible for 238 properties valued at over $3.5 billion from November 1990 to February 1993. Prior to joining Trammell Crow Realty Advisors in November 1990, Mr. Wassel was a partner and director of asset management at Jones Lang Wootton Realty Advisors responsible for a portfolio of diversified assets valued at over $1.5 billion during the period from March 1986 to November 1990. Mr. Wassel began his real estate career in April 1979 with the Rouse Company, a real estate development and management company, managing and leasing regional shopping centers and mixed-use urban centers in the northeast. He is active in the National Association of Real Estate Investment Trusts, The Pension Real Estate Association and the International Council of Shopping Centers. Mr. Wassel is a graduate of Montclair State College with a Bachelor of Arts (B.A.) degree in economics and a Master of Business Administration (M.B.A.) degree.

     DAVID M. DEAN, prior to joining the Company, was an attorney for Burlington Northern Railroad Company from 1992 to 1994, and served as Assistant General Counsel in 1994. At Burlington Northern, he was responsible for the majority of that Company's transactional and general corporate legal work. Mr. Dean was previously engaged in the private practice of law from 1986 to 1990 with Kelly, Hart & Hallman and from 1990 to 1992 with Jackson & Walker, L.L.P. where he worked primarily with Mr. Haddock on acquisition, financing and venture capital transactions for Mr. Rainwater and related investor groups. Mr. Dean graduated with honors from Texas A & M University with Bachelor of Arts (B.A.) degrees in English and Philosophy in 1983. He also holds a Juris Doctor (J.D.) degree and a Master of Laws in Taxation (L.L.M.) degree from Southern Methodist University, School of Law.

     JAMES M. EIDSON, JR. has seventeen years of experience in the commercial real estate business. Prior to joining the Company, he owned an investment company, specializing in investment grade commercial properties from 1992 to 1994. From 1989 to 1992, he was associated with CB Commercial Real Estate Group, Inc. where he was a Senior Investment Specialist in their investment grade commercial property group, and from 1982 to 1989 he owned a real estate company through which he provided brokerage and investment services for individuals and large corporate investors and made investments in commercial properties for his own account. He gained his early experience in real estate acquisitions, dispositions, leasing, marketing and consulting while a broker and investment specialist for three years with Hank Dickerson & Company. Mr. Eidson is a former professional football player who played with the Dallas Cowboys from 1976 through 1978. Mr. Eidson holds a Master of Business Administration (M.B.A.) degree from Southern Methodist University and a Bachelor of Science (B.S.) degree from Mississippi State University.

     BRUCE A. PICKER, prior to joining the Company, worked for Rainwater, Inc. from 1990 to 1994 as the partnership controller of its major real estate acquisition. Previously, Mr. Picker was a financial analyst with Yarnell Ice Cream Company, a manufacturer and distributor of premium frozen deserts, from 1989 to 1990. Mr. Picker also was a senior accountant for the accounting firm of Arthur Andersen LLP in their audit department from 1986 to 1989. Mr. Picker holds a Bachelor of Business Administration (B.B.A.) degree in accounting from Harding University and is a Certified Public Accountant.

     JOSEPH D. AMBROSE III, prior to joining the Company, served as Vice President of CRC Environmental Risk Management, Inc., an environmental and risk management consulting firm, from 1993 to 1994. He was responsible for major client interface, development of new risk management initiatives and human resources. For two and one-half years prior to joining CRC, Mr. Ambrose was a Vice President of American Real Estate Group ("AREG"), a liquidating real estate company, where he managed the environmental, insurance and other risks associated with the disposition of a nationwide real estate portfolio. Prior to joining AREG, he was President of Ambrose Properties, Inc., which acquired and developed oil and gas and real estate properties. Mr. Ambrose graduated from Texas Christian University with a Bachelor of Business Administration (B.B.A.) degree in management and received his Juris Doctor (J.D.) and Master of Business Administration (M.B.A.) degrees from Southern Methodist University.

DIRECTORS COMPENSATION

     Each director who is not also an officer of the Company receives an annual fee of $20,000, a meeting fee of $1,000 for each Board of Directors (but not committee) meeting attended (in person or by telephone) and reimbursement of expenses incurred in attending meetings. Directors who are also officers receive no separate compensation for their service as directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE. The Audit Committee consists of Anthony M. Frank, Chairman, and William F. Quinn. The Audit Committee, which held three meetings in 1995 and one meeting in 1996, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls.

     EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation Committee consists of Morton H. Meyerson, Chairman, and Paul E. Rowsey, III. The Executive Compensation Committee, which held one meeting in 1995 and one meeting in 1996, determines compensation for the Company's executive officers and administers the Company's 1995 Stock Incentive Plan. The Executive Compensation Committee also nominates persons to serve as members of the Company's Board of Directors. The Executive Compensation Committee will consider nominees recommended by management, stockholders and others, and such recommendations may be delivered in writing to the attention of the Executive Compensation Committee in care of the Corporate Secretary at the Company's principal executive offices.

     During the last fiscal year, the Board of Directors held three meetings and no director attended fewer than 100% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board of Directors or such committee.

                            PROPOSAL NO. 2
   AUTHORIZATION OF ISSUANCE OF CERTAIN SECURITIES IN CONNECTION WITH THE
                     COMPANY'S SHELF REGISTRATION.

     On February 16, 1996, the Company's shelf registration statement for the sale from time to time of certain securities with an aggregate public offering price of up to $500,000,000 (the "Shelf Registration") was declared effective by the Securities and Exchange Commission (the "Commission").
Under the terms of the Shelf Registration, the Company from time to time may offer, in one or more series and through one or more offerings, (i) shares of preferred stock, no par value (the "Preferred Stock"), (ii) shares of Common Stock, and (iii) warrants exercisable for Common Stock. As of the date hereof, no securities are being offered pursuant to the Shelf Registration.

     Mr. Richard E. Rainwater, the Chairman of the Board of Directors, his spouse and entities owned by him or of which he is a beneficiary (collectively, "Rainwater") owned 9.98% of the outstanding Common Stock as of April 19, 1996, and also owned units of ownership interest ("Units") in the Company's operating partnership that are exchangeable for Common Stock on a one-for-one basis or, at the option of the Company, cash, subject to certain limitations and that, if exchanged, would result in Rainwater's ownership of 19.73% of the common stock that would then be outstanding. The Board of Directors believes that it is in the best interests of the Company that it have the option to offer Rainwater the opportunity to purchase up to 19.73% of any securities offered pursuant to the Shelf Registration, at the same price and terms as such securities are otherwise offered, in order to permit him to maintain his current percentage ownership level in the Company. The Board of Directors also believes that any such issuance to Rainwater will provide capital to the Company at the offering price of any securities issued pursuant to the Shelf Registration without any associated selling costs. In addition, the Board of Directors believes that it is in the best interests of the Company to permit Rainwater, in connection with any public offering of securities under the Shelf Registration, to purchase, in lieu of such securities but on equivalent terms, Units that are exchangeable for Common Stock on a one-for-one basis or, at the option of the Company, cash, in order to comply with statutory and other limits on individual ownership of real estate investment trusts. Rainwater will be under no obligation to purchase any or all of the securities the Company determines to offer to him on this basis and has not indicated at this time whether or not he will purchase any of such securities.

     Although any such purchase by Rainwater will be made at the same price and on the same terms as those available to other purchasers of the securities (or, in the case of Units, on equivalent terms), the rules of the New York Stock Exchange (the "NYSE") require stockholder approval of sales by an issuer such as the Company of a substantial number of shares to control persons such as Rainwater. The rule thereby provides noncontrolling stockholders with the opportunity to approve such an arrangement only if they determine it to be in the best interests of the Company. Because of this rule, Rainwater privately purchased Units in connection with the Company's recent public offering of Common Stock in April 1995 that were not convertible into shares of Common Stock without prior stockholder approval. The requisite approval was obtained at the Company's 1995 annual meeting of stockholders. Rainwater subsequently converted such Units into shares of Common Stock. None of such shares of Common Stock has been sold.

     The Board of Directors, therefore, is seeking stockholder approval for the Company to issue to Rainwater up to 19.73% of any securities issued in connection with any offering pursuant to the Shelf Registration or, in lieu of such securities, to issue Units that are exchangeable for Common Stock on a one-for-one basis or, at the option of the Company, cash.

     If securities are purchased by Rainwater on the terms described, Rainwater will have the right to sell the shares subject to certain limitations with regard to the amount of securities that may be sold within specific time periods. No prediction can be made as to the effect, if any, that an issuance of securities to Rainwater might have on the market price of the Common Stock. Further, if Rainwater were to sell substantial quantities of Common Stock, or if there were a perception in the market place that such sales were likely to occur, the prevailing market price of the Common Stock could be adversely affected, thereby reducing the value of the Common Stock held by other stockholders.

     The Board of Directors believes, however, that any issuance of securities to Rainwater on the terms described above is in the best interests of the Company because it will allow Rainwater to maintain a significant ownership interest in the Company on the same terms as other stockholders while providing the Company with additional capital without selling costs.

     For these reasons, the Board of Directors recommends a vote FOR the proposal to authorize the Company to issue securities to Mr. Rainwater in connection with any offering of securities pursuant to the Shelf Registration.

                            PROPOSAL NO. 3
            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Arthur Andersen LLP served as the Company's independent auditors for the fiscal year ended December 31, 1995 and has been appointed by the Board of Directors to continue as the Company's independent auditors for the fiscal year ending December 31, 1996. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of the votes cast on the matter, then the appointment of independent auditors will be reconsidered by the Board of Directors.

     A representative of Arthur Andersen LLP is expected to be present at the Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

     The Board of Directors recommends a vote FOR ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1996.

                               PROPOSAL NO. 4
    RATIFICATION OF AMENDMENT TO THE COMPANY'S 1995 STOCK INCENTIVE PLAN

GENERAL

     On May 5, 1995, the Board of Directors adopted the 1995 Crescent Real Estate Equities, Inc. Stock Incentive Plan (the "Current Plan") to provide equity compensation to directors, officers, employees and advisors of the Company and its subsidiaries. The Current Plan provides for grants of options to purchase a specified number of shares of Common Stock ("Options") or grants of restricted shares of Common Stock ("Restricted Stock"). Under the Current Plan, the total number of shares available for grant is 750,000 shares of Common Stock, which represents approximately 2.6% of the outstanding shares of Common Stock on a fully diluted basis and assuming the conversion of all Units into Common Stock as of April 19, 1996 on a fully diluted basis. The Company has granted to certain executive officers, employees, and directors an aggregate of approximately 98.4% or 738,105 of the shares of Common Stock available for grant pursuant to Options and Restricted Stock under the Current Plan. Accordingly, only 11,895 of the 750,000 shares of Common Stock authorized to be issued under the Current Plan remained available for issuance, as of April 19, 1996. All Options granted under the Current Plan were granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and expire no more than 10 years from the date of grant. A complete description of the Current Plan, as proposed to be amended, follows the description of the proposed amendments, and a copy of the Amended Plan (as defined below) is attached as Exhibit A.

PROPOSED AMENDMENTS

     The Board of Directors approved an amendment and restatement of the Current Plan on March 15, 1996 (the "Amended Plan" and together with the Current Plan and the 1994 Plan, the "Plans"), subject to stockholder approval. The Amended Plan includes five new or revised provisions compared to the Current Plan.

     First, the Amended Plan would provide for an increase in the number of shares of Common Stock which may be subject to grants of Options or Restricted Stock to 1,425,000 shares of Common Stock. In addition, the number of shares of Common Stock that may be subject to grants of Options or Restricted Stock issued under the Azmended Plan will increase automatically as of each January 1 by an amount equal to 8.5% of any increase in the number of shares of Common Stock outstanding and the number of Units outstanding since the preceding January 1.

     Second, to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Amended Plan would provide that the maximum number of shares of Common Stock that may be subject to Options or Restricted Stock granted to an officer, director or beneficial owner of more than 10% of the Common Stock during any calendar year is 200,000 shares of Common Stock. The Current Plan provides for a limit of 375,000 shares of Common Stock during the life of the Current Plan (until June 11, 2005).

     Third, the Amended Plan provides for "formula grants" of Options to outside directors of the Company and permits outside directors to elect to receive all or part of their directors' fees in the form of Common Stock.
The Current Plan does not contain these provisions and, therefore, due to certain provisions of the federal securities laws, could effectively prohibit the grant of Options to any outside director that serves on the Company's Executive Compensation Committee because that Committee administers the Current Plan and will continue to administer the Amended Plan.

     Fourth, the Amended Plan provides that an optionee who ceases to be an employee, officer and advisor but who continues to be a director shall not be deemed to have terminated employment or service. The Current Plan does not have a corresponding provision.

     Finally, the Amended Plan, like the Current Plan, provides that each Option will become fully exercisable in the event of the death, retirement or disability of the optionee. The Amended Plan, however, eliminates the discretion of the Executive Compensation Committee, as provided under the Current Plan, to extend the term of an Option upon termination of service by an outside director for any reason, including death, retirement or disability (but not beyond the initial term of the Option). This discretion is retained under the Amended Plan as to employees, officers and advisors.

     There are two principal purposes of the Amended Plan. The first is to promote the growth and prosperity of the Company through stock ownership by those individuals who serve as employees, officers, directors and advisors of the Company. The second is to provide a means by which the Company may attract and retain key personnel and to offer an additional incentive to contribute to the success of the Company.

     If the Amended Plan is approved by the stockholders, the additional 675,000 shares of Common Stock which may be issued pursuant to the exercise of Options or Restricted Stock under the Amended Plan will represent less than 1% of the Company's authorized Common Stock, based on the 250,000,000 shares of Common Stock currently authorized by the Company's articles of incorporation. Issuance of shares of Common Stock pursuant to the exercise of Options or Restricted Stock under the Amended Plan could have a dilutive financial effect because the exercise price of Options granted under the Amended Plan presumably will be below the fair market value of the Common Stock on the date of exercise. The Company believes, however, that the issuance of shares of Common Stock pursuant to the exercise of Options or Restricted Stock will not have as significant a dilutive effect as might otherwise be predicted. Moreover, the Board of Directors believes that even if there were some dilutive financial effect, it would be more than justified by the incentive aspects of the incentive compensation program, by the ability to award Options or Restricted Stock in lieu of cash compensation that would otherwise be earned under incentive compensation plans and by enhancing the Company's ability to attract and retain highly qualified outside directors, officers, employees and advisors.
Therefore, the Board of Directors believes that adoption of the Amended Plan is in the best interests of the stockholders. As of April 19, 1996, the aggregate fair market value of the 750,000 shares of Common Stock which have been or may be issued pursuant to Options or Restricted Stock granted under the Current Plan is approximately $25.5 million, and the aggregate fair market value of the additional 675,000 shares of Common Stock which may be issued pursuant to Options or Restricted Stock granted under the Amended Plan is approximately $22.9 million.

SUMMARY DESCRIPTION OF AMENDED PLAN

     THE FOLLOWING DESCRIPTION OF THE AMENDED PLAN IS QUALIFIED BY REFERENCE TO THE COPY OF THE AMENDED PLAN ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT
A. MATERIAL DIFFERENCES BETWEEN THE AMENDED PLAN AND THE CURRENT PLAN ARE NOTED HEREIN; HOWEVER, THE TWO PLANS OTHERWISE ARE SUBSTANTIALLY SIMILAR.

     GENERAL. The Amended Plan provides for both incentive stock options and non-qualified stock options. An "Incentive Stock Option" (an "ISO") means an Option which meets the requirements of Section 422 of the Code and a "Non-Qualified Stock Option" (an "NSO") means an Option which does not meet the requirements of Section 422 of the Code. Restricted Stock means an award of shares of Common Stock on which are imposed restricted periods and/or performance based restrictions which subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code or any successor law. These awards are discussed in more detail below.

     The Amended Plan is not subject to the provisions of ERISA.

     Both the Current Plan and the Amended Plan terminate on June 11, 2005.

     ELIGIBILITY. Under the Amended Plan (like the Current Plan), all employees, officers and advisors of the Company or its subsidiaries are eligible to receive Options and Restricted Stock; PROVIDED, HOWEVER, ISOs may only be issued to employees (including officers). As of April 19, 1996 , employees eligible to participate in the Amended Plan numbered 222 persons.

     Under the Amended Plan, however, outside directors may not receive discretionary grants of Options and Restricted Stock. All Options granted to outside directors are made pursuant to the terms specified in the Amended Plan.

     ADMINISTRATION. The Amended Plan (like the Current Plan) will be administered by the Executive Compensation Committee, which currently consists of two directors of the Company: Morton H. Meyerson and Paul E. Rowsey, III. In accordance with the provisions of the Amended Plan, the Executive Compensation Committee has authority to determine the employees, officers and advisors to be granted Options or Restricted Stock, to interpret the Amended Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Amended Plan, to determine and interpret the details and provisions of each Option agreement and Restricted Stock agreement, to modify or amend any Option agreement or Restricted Stock agreement or waive any conditions or restrictions applicable to any Option (or the exercise thereof) or to Restricted Stock, and to make all other determinations necessary or advisable for the administration of the Amended Plan. With respect to any provisions of the Amended Plan granting the Executive Compensation Committee the right to agree, in its sole discretion, to further extend the term of any award hereunder, the Executive Compensation Committee may exercise such right at the time of grant, in the agreement relating to such award, or at any time or from time-to-time after the grant of any award thereunder. The discretion of the Executive Compensation Committee under the Amended Plan does not extend to Options granted to outside directors. The amount, price and timing of Options granted to outside directors is set forth in the Amended Plan.

     SHARES AVAILABLE. The Current Plan has 750,000 shares of Common Stock authorized for issuance. Of this number, only 11,895 shares of Common Stock were available as of April 19, 1996, for issuance pursuant to Options and Restricted Stock granted thereunder. Upon approval of the Amended Plan by the stockholders of the Company, additional shares of Common Stock will be available for grants of Options and Restricted Stock under the Amended Plan. The number of shares of Common Stock available for grant under the Amended Plan will increase automatically as of each January 1 by an amount equal to 8.5% of any increase in the number of shares of Common Stock outstanding and the number of Units outstanding since the preceding January 1. The Current Plan does not provide for such automatic increases.

     Under the Amended Plan, the number of shares of Common Stock reserved is subject to adjustment by the Board of Directors if the number of outstanding shares of Common Stock is changed as a result of reclassification, merger, or similar event. In the event of a stock split, stock dividend or other event that is functionally equivalent to a stock split or stock dividend, the Amended Plan (like the Current Plan) provides for automatic proportionate adjustments to the number of shares of Common Stock subject to then-outstanding Options and awards of Restricted Stock, the exercise price per share of Common Stock of then-outstanding Options, and to the number of shares of Common Stock authorized under the Amended Plan. Shares of Common Stock subject to Options granted under the Amended Plan which terminate or expire unexercised and shares of Restricted Stock that are forfeited are available for the grant of future Options or awards of Restricted Stock.

     TERMS. Options granted under the Amended Plan are granted to employees, officers and advisors as the Executive Compensation Committee may determine from time to time. Options granted to employees, officers and advisors shall be subject to a vesting schedule as the Executive Compensation Committee may determine. Options granted may be amended to advance the date on which the Option vests. The amount, price and timing of Options granted to outside directors will be subject to the terms set forth below. Options granted to all participants subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") are not exercisable for a period of at least six months from the date of grant.

     The Amended Plan provides that each outside director will be granted an Option for the purchase of 7,000 shares of Common Stock on March 14, 1996, subject to stockholder approval. Each outside director also will receive a grant of an Option to purchase 7,000 shares of Common Stock as of the date of each regular annual meeting of stockholders beginning with the 1997 annual meeting. The exercise price of each Option is the fair market value of the Company's Common Stock on the date of the grant (determined as described below) which, on March 14, 1996, was $32.375 per share. All Options granted to outside directors vest at the rate of 20% per year during the director's period of service as a director. Vesting of Options will accelerate in the event of the outside director's death, retirement or disability. All such Options expire 10 years from the date of grant, unless terminated at an earlier date as a result of the director's termination of service as a director.

     Under both the Amended Plan and the Current Plan, Options are
exercisable only to the extent they are vested.   The Executive Compensation
Committee selects a vesting schedule for Options granted to employees, officers and advisors over a period of up to 10 years. Optionees are entitled to exercise at any time, or from time to time, all or any portion of a vested Option; provided, however, that all Options expire no later than 10 years after the date of grant (except for ISOs granted to a 10% stockholder, which expire no later than five years from date of grant). Under the Amended Plan and the Current Plan, the exercise price of Options is the fair market value of the Company's Common Stock on the date of grant (except ISOs granted to a 10% stockholder, where the exercise price is no less than 110% of fair market value on the date of grant).

     Restricted Stock awarded by the Executive Compensation Committee will be subject to such restrictions as the Executive Compensation Committee may impose thereon, including, but not limited to, continuous employment with the Company or any of its subsidiaries or the attainment of specific corporate, divisional or individual performance standards or goals. The restrictions and the period in which such restrictions apply (the "Restricted Period") may differ with respect to each participant. Restricted Stock will be subject to forfeiture if certain events specified by the Executive Compensation Committee fail to occur prior to the lapse of the restrictions. Subject to and consistent with the provisions of the Amended Plan and the Current Plan, with respect to each award of Restricted Stock to a participant, the Executive Compensation Committee will determine (i) the terms and conditions of the Restricted Stock agreement evidencing the award, (ii) the Restricted Period for all or a portion of the award, (iii) the restrictions applicable to the award, (iv) whether the participant will receive the dividends and other distributions paid with respect to the Restricted Stock as declared and paid to the holders of the shares of Common Stock during the Restricted Period or such dividends will be withheld by the Company for the account of the participant until the Restricted Period has expired or the restrictions have been satisfied, (v) the percentage of the award that will vest in the participant in the event of such participant's death, disability or retirement prior to the expiration of the Restricted Period or the satisfaction of the restrictions applicable to an award of Restricted Stock, and (vi) notwithstanding the Restricted Period and the restrictions set forth in the Restricted Stock agreement, whether to shorten the Restricted Period or waive the restrictions if the Executive Compensation Committee concludes that it is in the best interests of the Company to do so.

     Upon an award of Restricted Stock to a participant, the stock certificate representing the Restricted Stock will be issued and transferred to and in the name of the participant, whereupon the participant will become a stockholder of the Company with respect to the Restricted Stock and will be entitled to vote the shares of such Restricted Stock. The stock certificate will be held in the custody of the Company, together with a stock power executed by the participant in favor of the Company, until the Restricted Period expires and the restrictions imposed on the Restricted Stock are satisfied.

     For the purposes of the Amended Plan, the fair market value of the Common Stock is the last reported sale price of the Common Stock as quoted on the NYSE on the date of grant of the Option, or, if there is not trade on such date, on the most recent date upon which the Common Stock was traded.
On April 19, 1996, the last reported sale price of the Common Stock was $34 per share.

     Subject to certain exceptions, if the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, generally, any Option under the Amended Plan, as well as under the Current Plan, will become immediately exercisable with respect to the full number of shares of Common Stock subject to that Option, and all restrictions will lapse with respect to an award of Restricted Stock during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the award is otherwise terminated in accordance with its provisions or the provisions of the Amended Plan, whichever occurs first.

     In the event an optionee ceases to be an employee, officer and advisor, and does not continue to be a director, for any reason other than death, retirement, disability or for cause, (i) the Executive Compensation Committee shall have the ability to accelerate the vesting of the optionee's Option in its sole discretion, and (ii) such optionee's Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as an advisor, or, if the Executive Compensation Committee, in its discretion, has accelerated the vesting of such Option, to the extent exercisable following such acceleration) (a) if such Option is an ISO, at any time within three months after the date of termination of employment, unless by its terms the Option expires earlier, or (b) if such Option is a NSO, at any time within one year after the date of termination of employment and service as an advisor, unless by its terms the Option expires earlier or unless the Executive Compensation Committee agrees, in its sole discretion, to further extend the term or period of exercise of such NSO; provided that the term of any such NSO shall not be extended beyond its initial term. In addition, unless the Executive Compensation Committee agrees, in its sole discretion, to further extend the term or period of exercise of any such Option (other than an ISO) granted to an employee, officer or advisor (provided, however, that the term of any such Option shall not be extended beyond its initial term), an optionee's Option may be exercised as follows in the event such optionee ceases to serve as an outside director, employee, officer and advisor due to death, retirement, disability or for cause:

          DEATH. Except as otherwise limited by the Executive Compensation Committee at the time of the grant of an Option to an employee, officer or advisor, if an optionee dies while serving as an outside director, employee, officer or advisor, or within three months after ceasing to be an outside director, employee, officer or advisor, his Option shall become fully exercisable on the date of his death and shall expire 12 months thereafter, unless by its terms it expires sooner.

          RETIREMENT. If an optionee ceases to serve as an outside director, employee, officer and advisor as a result of retirement, (i) the Executive Compensation Committee shall have the ability to accelerate the vesting of an Option granted to an employee, officer or advisor, in its sole discretion, and (ii) the optionee's Option shall be exercisable (to the extent exercisable on the effective date of such retirement or, if the vesting of such Option has been accelerated, to the extent exercisable following such acceleration) (a) if such Option is an ISO, at any time within three months after the effective date of such retirement, unless by its terms the Option expires earlier, and (b) if such Option is a NSO, at any time within 12 months after the effective date of such retirement, unless by its terms the Option expires sooner.

          DISABILITY. If an optionee ceases to serve as an outside director, employee, officer and advisor as a result of disability, the optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner.

          CAUSE. If an optionee ceases to serve as an outside director, employee, officer and advisor, because the optionee is terminated for cause, the optionee's Option shall automatically expire.

     The Amended Plan eliminates the ability of the Executive Compensation Committee to permit acceleration of the vesting of Options granted to outside directors or the extension of the term of an Option granted to an outside director. Options shall not be transferable other than pursuant to a qualified domestic relations order, by will or the laws of descent and distribution and may be exercised during the lifetime of an optionee only by that optionee or by his legally authorized representative.

     The Amended Plan provides that outside directors may elect to receive Common Stock under the Amended Plan in lieu of directors' fees otherwise payable in cash. The election to receive Common Stock in lieu of cash must be made six months in advance of the effective date of such election. An outside director who elects to receive Common Stock in lieu of cash will be entitled to receive the number of shares of Common Stock determined by dividing the amount of directors' fees otherwise payable in cash by an amount equal to 90% of the fair market value as of the date of determination.

AMENDMENT OF THE AMENDED PLAN

     The Board of Directors may at any time amend the Amended Plan or the terms of Options granted under the Amended Plan, except that no amendment may, without approval of the stockholders, (i) materially increase the benefits accruing to the participants under the Amended Plan, (ii) increase the number of shares of Common Stock which may be issued under the Amended Plan, except for adjustments in certain circumstances, or (iii) materially modify the requirements as to eligibility for participation in the Amended Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Information regarding the federal income tax consequences of awards granted under the Amended Plan follows. This information is not intended to be exhaustive and is intended only to summarize the federal income tax statutes, regulations and currently available agency interpretations thereof, and is intended to apply to the Amended Plan as normally operated.

     INCENTIVE STOCK OPTIONS. A participant who holds Options will not realize taxable income upon the grant of an ISO. In addition, such a participant generally will not realize taxable income upon the exercise of an ISO. However, such a participant's alternative minimum taxable income will be increased by the amount that the fair market value of the stock underlying the Option (generally determined as of the date of exercise) exceeds the exercise price of the Option. Further, except in the case of the participant's death, if an Option is exercised more than three months after the participant's termination of employment, the Option ceases to be treated as an ISO and is subject to taxation under the rule applicable to NSOs.

     If the participant sells the Common Stock acquired upon exercise of an ISO, the tax consequences of the sale (a "disposition") depend upon whether the disposition is qualifying or disqualifying. The disposition of the stock underlying the Option is qualifying if it is made at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If the disposition of the stock underlying the Option is qualifying, any excess of the sale price of the stock underlying the Option over the exercise price of the Option would be treated as long-term capital gain taxable to the participant at the time of the sale. If the disposition is not qualifying (a "disqualifying disposition"), the excess of the fair market value of the stock underlying the Option on the date the Option was exercised over the exercise price would be compensation income taxable to the participant at the time of the disposition, and any excess of the sale price of the stock underlying the Option over the fair market value of the stock underling the Option on the date the Option was exercised would be taxed as either a short-term or long-term capital gain, depending on how long the stock was held.

     Unless a participant engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. If a participant engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the participant.

     NON-QUALIFIED STOCK OPTIONS. A participant will not realize taxable income upon the grant of an NSO. However, when the participant exercises the Option, the difference between the exercise price of the Option and the fair market value of the stock underlying the Option on the date of exercise is compensation income taxable to the participant. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the participant, as long as income taxes are withheld on the participant's compensation income.

     RESTRICTED STOCK. A grantee of Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, such Restricted Stock is nontransferable and subject to a substantial risk of forfeiture). If a grantee is subject to Section 16(b) of the Exchange Act (by reason of such grantee's status as a director, executive officer or 10% or greater stockholder of the Company) on the date of the award, the Restricted Stock generally will be deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Restricted Stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the grantee will recognize compensation income in the year of exercise equal to the fair market value of the Restricted Stock on the date the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

DIRECTORS' STOCK-FOR-FEES ARRANGEMENT

A director who elects to receive Common Stock in lieu of directors' fees otherwise payable in cash will be taxed on an amount equal to the fair market value of the Common Stock received as a result of the election. The Company will be entitled to a deduction in the same amount.

OPTIONS PREVIOUSLY GRANTED


     See "Executive Compensation -- Table 2 -- Option Grants for the Year ended December 31, 1995."

STOCKHOLDER VOTE

     Stockholder approval of the Amended Plan is sought for purposes of the qualification of certain Options granted or to be granted under the Amended Plan as ISOs under Section 422 of the Code, to comply with Section 162(m) of the Code, and to meet the requirements of Rule 16b-3 of the Exchange Act and the requirements of the NYSE. The Board of Directors recommends a vote FOR approval of the Amended Plan.

                               PROPOSAL NO. 5
                        REORGANIZATION OF THE COMPANY
                   AS A TEXAS REAL ESTATE INVESTMENT TRUST

GENERAL

     The Board of Directors has unanimously approved and recommends that the stockholders of the Company approve the Agreement of Merger (the "Agreement of Merger"), which provides for the Company's change of domicile from Maryland to Texas and for the reorganization of the Company (the "Reorganization") from its current status as a Maryland corporation to a Texas real estate investment trust (a "Texas REIT") pursuant to the provisions of the Texas Real Estate Investment Trust Act (the "TRA"), which was recently amended to correspond more closely with existing corporate statutes. Under the Texas REIT Act, as revised, the Company will be able to conduct its operations on substantially the same terms as currently permitted under the Maryland General Corporation Law (the "MGCL"). The Reorganization will not result in a change in the Company's business, management, capitalization or assets, liabilities or net worth (other than due to the costs of the transaction).

     To effect the Reorganization, the Company (sometimes referred to as "Crescent-Maryland") will be merged into a new Texas REIT ("Crescent-Texas") (the "Merger"). Crescent-Texas will be organized as soon as practicable after stockholder approval of this Proposal. When the Merger becomes effective, (i) Crescent-Maryland will cease to exist, (ii) Crescent-Texas will succeed, to the fullest extent permitted by law, to all of the business, assets and liabilities of Crescent-Maryland, (iii) each share of Common Stock of Crescent-Maryland (the "Crescent-Maryland Common Stock") will be automatically converted into a corresponding share of Common Stock of Crescent-Texas (the "Crescent-Texas Common Stock"), and (iv) the Plans to which Crescent-Maryland is a party will be assumed by Crescent-Texas. To the extent the Plans provide for the issuance of Crescent-Maryland Common Stock, the Plans will be deemed to provide for the issuance of shares of Crescent-Texas Common Stock. Pursuant to Maryland law, however, the Board of Directors retains discretion to abandon or terminate the Reorganization after receipt of stockholder approval, but prior to filing the necessary documentation with the States of Maryland and Texas, if the Board of Directors determines the Reorganization is no longer in Crescent-Maryland's best interest.

     IT IS ANTICIPATED THAT IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF CRESCENT-MARYLAND TO SURRENDER OR EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF CRESCENT-TEXAS COMMON STOCK. Following the Reorganization and as a condition of the Merger, the Crescent-Texas Common Stock will be listed on NYSE and it is expected that delivery of certificates representing shares of

Crescent-Maryland Common Stock will constitute "good delivery" for subsequent transactions. If the rules, regulations or directives of the NYSE require surrender of the certificates representing shares of Crescent-Maryland Common Stock, each stockholder will be entitled to receive a certificate representing one (1) share of Crescent-Texas Common Stock for each share of Crescent-Maryland Common Stock represented by the Crescent-Maryland certificate.

     As a result of the Merger, Crescent-Texas and the rights of its stockholders, directors and officers will be governed by the TRA and by the Declaration of Trust of Crescent-Texas (the "Texas Charter") and Bylaws of Crescent-Texas (the "Texas Bylaws"), rather than by the MGCL and Crescent-Maryland's existing Amended and Restated Articles of Incorporation, and Amended and Restated Bylaws (the "Maryland Charter" and the "Maryland Bylaws," respectively).

     A discussion of the material similarities and differences to Crescent-Maryland and its stockholders, directors and officers resulting from the Reorganization appears below. This discussion does not address each difference between Maryland and Texas law, but focuses on those differences which the Board of Directors believes are most relevant to existing stockholders. This discussion is not intended to be complete and is qualified in its entirety by reference to the anticipated form of the Texas Charter attached hereto as Exhibit B and to the MGCL and the TRA. The Board of Directors of the Company shall have the right, prior to filing the Texas Charter with the appropriate Texas regulatory authorities, to make ministerial changes and such other changes as the Board shall determine in order to permit the Company to comply fully with the TRA and the rules relating to qualification as a REIT for federal income tax purposes, and to conform to the provisions of the Maryland Charter.

BACKGROUND

     The TRA was amended effective September 1, 1995, to conform substantially to modern corporation statutes based upon the Model Business Corporation Act. Accordingly, a Texas REIT, and the rights, duties and obligations of its shareholders, will be very similar to a corporation, and the rights, duties and obligations of its shareholders, organized and existing under the laws of the State of Texas. If the TRA does not specifically address a situation, the question is governed by the Texas Business Corporation Act and related case law.

REIT QUALIFICATION

     The TRA provides that to the extent any provision of the TRA is contrary to or inconsistent with the sections of the Code (or any successor statute) which relate to or govern REITs or the regulations adopted under those sections, or requires any trust formed under the TRA to take (or prohibits any such trust from taking) any action required to secure or maintain its status as a REIT under such sections or regulations, the sections of the Code (or any successor statute) shall prevail over the provisions of the TRA as to any REIT qualifying or attempting to qualify under such sections or regulations. The MGCL has no corresponding provision.

STOCKHOLDERS AND SHAREHOLDERS

     LIABILITY OF STOCKHOLDERS AND SHAREHOLDERS. In most cases, a stockholder or subscriber for shares is not obligated or liable to a Maryland corporation or its creditors except for any unpaid subscription price or unpaid consideration or unless liability is imposed pursuant to another provision of the MGCL. Common law theories of "piercing the corporate veil" may be used to impose liability on stockholders in certain instances. Like the MGCL, the TRA generally limits a shareholder's or subscriber's obligation to a Texas REIT or its creditors to full payment of the consideration for the shares. A shareholder of a Texas REIT will not be liable for any contractual obligation of a Texas REIT on the basis (i) that the person is or was the alter ego of a Texas REIT, or (ii) of actual or constructive fraud, a sham to perpetrate a fraud, or similar theory, unless the obligee demonstrates that the shareholder caused the Texas REIT to be used for the purpose of perpetrating and did perpetrate an actual fraud on the obligee primarily for the direct personal benefit of the shareholder. A holder of shares in a Texas REIT is not under any obligation to the Texas REIT or to its obligees with respect to any obligation of the Texas REIT on the basis of the failure of the Texas REIT to observe any formality, including the failure to comply with any requirement of the TRA or of the Texas Charter or Texas Bylaws, or observe any requirement prescribed by the TRA or by the Texas Charter or Texas Bylaws for acts taken by the Texas REIT, its trust managers, or its shareholders. These limitations in the TRA are exclusive and are not preempted by common law or otherwise. Further, like the TRA, the Company's Declaration of Trust provides that no shareholder of the Company will be personally liable for any obligations of the Company. To the extent, however, that the Company conducts operations in another jurisdiction where the law of such jurisdiction both does not recognize the limitations of liability afforded by contract, the TRA and the Company's Declaration of Trust, and does not provide similar limitations of liability applicable to real estate investments or other trusts, a third party could attempt, under limited circumstances, to assert a claim against a shareholder. The Company believes, based on its current operating structure and its review of relevant law, that there should not be a material risk of such liability. The Company has taken and will continue to take such actions as it considers necessary or advisable in order to eliminate or minimize, to the extent possible, any such risk of liability.

     INSPECTION RIGHTS. Under Maryland law, one or more stockholders who together have been stockholders of record for at least six months and who together hold at least 5% of the outstanding stock of any class may inspect the corporation's books of account and stock ledger, request a statement of the corporation's affairs and request a stockholders' list. Any stockholder may inspect the bylaws, minutes of proceedings of the stockholders, annual statement of affairs and voting trust agreement on file of a Maryland corporation and may request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Under the TRA any person who has been a shareholder of record for more than six months immediately preceding his demand, or shall be the record holder of more than 5% of all the outstanding shares of a Texas REIT, upon written demand stating the purpose thereof, shall have the right to examine, at any reasonable time or times, for any proper purpose, its books and records of account, minutes and record of shareholders, and shall be entitled to make extracts therefrom.

     SPECIAL MEETINGS OF STOCKHOLDERS. A special meeting of stockholders of Crescent-Maryland and shareholders of Crescent-Texas may be called by the Chairman of the Board, the Chief Executive Officer, the President, the Board of Directors pursuant to a resolution adopted by a majority of the directors, or by the Secretary upon the written request of holders of not less than 25% of all shares then outstanding and entitled to vote at such meeting.

     STOCKHOLDER ACTION WITHOUT A MEETING. The MGCL and the TRA provide that stockholders and shareholders may take such action only upon unanimous written consent, a requirement unattainable by a public company in most circumstances.

     PREEMPTIVE RIGHTS. Neither the Maryland Charter nor the Texas Charter provide any stockholder with any preemptive right to subscribe for any newly-issued stock or other securities of Crescent-Maryland or Crescent-Texas, respectively. Accordingly, neither entity offers stockholders a prior right to purchase any new issue of the corporation's common stock in order to maintain their proportionate ownership.

     VOTE FOR REORGANIZATION. The MGCL and the TRA provide that the affirmative vote of two-thirds of all the votes entitled to be cast is required to approve a consolidation, merger, share exchange or transfer of assets, subject to certain exceptions.

CAPITAL STOCK

     AUTHORIZED CAPITAL. Crescent-Texas will have the same number of authorized shares of Common Stock, equity securities transferred or proposed to be transferred which would jeopardize the status of the Company as a REIT under the Code ("Excess Stock"), and Preferred Stock as Crescent-Maryland.

     REDEMPTION AND RETIREMENT. Under the MGCL, a corporation may purchase or acquire its own shares, unless (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the purchase or acquisition, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those whose shares are purchased or acquired. Under the TRA, a Texas REIT may purchase or acquire its own shares, unless (i) after giving effect thereto, the Texas REIT would be insolvent, or
(ii) the amount paid therefor exceeds the surplus of the Texas REIT. The term "surplus" is not defined in the TRA. The term "surplus" is defined in the Texas Business Corporation Act as the excess of the net assets of a corporation over its stated capital. If the net assets of a Texas REIT are not less than the proposed distribution, a Texas REIT may make a distribution to purchase or redeem any of its own shares if the purchase or redemption is made, for example, to effect the purchase or redemption of redeemable shares in accordance with the TRA.

     DIVIDENDS. Maryland law permits the payment of dividends unless (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of the corporation's total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of payment of such dividends, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are superior to those receiving the dividends. Maryland law avoids the concepts of "surplus" and "net profits" and thereby simplifies the analysis of whether
a dividend may be paid.    Under the TRA, a Texas REIT may make a
distribution, unless (i) after giving effect thereto, the Texas REIT would be insolvent, or the distribution exceeds the surplus of the Texas REIT. The term "surplus," for a Texas REIT, is the excess of the net assets of the Texas REIT over its stated capital.

BOARD OF DIRECTORS AND TRUST MANAGERS

     NUMBER AND ELECTION. The Maryland Charter and Bylaws and the Texas Charter and Bylaws provide that the number of directors and trust managers, respectively, shall be fixed by a resolution of the entire Board and shall not exceed 25 or be less than three. Currently, the number of directors of Crescent-Maryland has been fixed at seven, and the number of trust managers of Crescent-Texas also will be fixed at seven. The Maryland Bylaws and the Texas Bylaws further require that a majority of the members of the Board of Directors or Board of Trust Managers, respectively, be independent directors or trust managers. Under Maryland law and the Maryland Charter and Bylaws, directors are elected by a plurality vote of the stockholders, which means that those nominees receiving the greatest number of votes are elected as directors, whether or not any nominee for director receives a majority of the votes entitled to be cast on the matter and present in person or represented by proxy. Under the Texas Charter, however, only those nominees for director that receive a majority of the votes entitled to be cast on the matter and present in person or represented by proxy will be considered to have been elected as directors.

     REMOVAL AND VACANCIES. Both the Maryland Charter and Bylaws and the Texas Charter and Bylaws provide that, subject to the right of any holders of any series of Preferred Stock to elect additional directors (or remove such additional directors, once elected), under specified circumstances, any director or trust manager may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of 80% of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class. Both the Maryland Charter and Bylaws and the Texas Charter and Bylaws provide that vacancies resulting from death, resignation, retirement, disqualification, or other cause may be filled by the affirmative vote of the remaining directors or trust managers, though less than a quorum, and vacancies due to an increase in the size of the Board of Directors or Board of Trust Managers, respectively may be filled by the affirmative vote of the entire Board of Directors or Board of Trust Managers, respectively. Directors selected by the Board of Directors or the Board of Trust Managers to fill vacancies serve until the next annual meeting of stockholders or shareholders and until their successors are elected and qualified.

     LIMITATIONS ON LIABILITY. The TRA provides that no trust manager shall be liable to a Texas REIT for any act, omission, loss, damage or expense arising from the performance of his or her duty under a Texas REIT, save only for his or her willful misfeasance, willful malfeasance or gross negligence.

     The Maryland and Texas Charters each protect directors from liability to the extent permissible under Maryland and Texas law, respectively.

     The Texas Charter provides that the liability of each Trust Manager for monetary damages shall be eliminated to the fullest extent permitted under Texas law, as amended, and no Trust Manager shall be liable for monetary damages except to the extent expressly prohibited under Texas law.

     The Maryland Charter provides that no director or officer shall be liable to the corporation or to its stockholders for money damages except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is interested in a proceeding based on a finding in such proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Maryland Charter provides that neither amendment nor repeal of the liability limitation, nor adoption of any charter or bylaw provision inconsistent with the liability limitation will apply to or affect in any respect the applicability of the liability limitation to any act or failure to act which occurred prior to such amendment, repeal or adoption, and the Texas Charter will contain a similar provision.

     INDEMNIFICATION. The Maryland Charter and Bylaws and the Texas Charter and Bylaws provide indemnification to the extent authorized by applicable law, as currently in effect and thereafter amended, and state that the indemnification provisions found in those documents are nonexclusive. The provisions of the MGCL and the TRA governing indemnification are similar in most respects.

     The MGCL provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that: (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (A) was committed in bad faith; or
(B) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The TRA provides that a Texas REIT may indemnify a person who is a named defendant or respondent in a proceeding because the person is or was a trust manager only if it is determined in accordance with the TRA that the person satisfied the following three conditions, to the extent applicable. First, the person must have conducted himself in good faith. Second, the person must have reasonably believed (i) in the case of conduct in his official capacity as a trust manger of a Texas REIT, that his conduct was in the Texas REIT's best interests; and (ii) in all other cases, that his conduct was at least not opposed to the Texas REIT's best interests. Third, in the case of any criminal proceeding, the person must have had no reasonable cause to believe that his conduct was unlawful. The shifting of the burden of proof to the person seeking indemnification may make it more difficult for a trust manager of a Texas REIT to be indemnified than a director of a Maryland corporation.

     The MGCL provides that the indemnification and advancement of expenses provided or authorized by the MGCL may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The TRA provides that a provision for a Texas REIT to indemnify or to advance expenses to a trust manager who was, is, or is threatened to be made a named defendant or respondent in a proceeding, whether contained in the declaration of trust, the bylaws, a resolution of shareholders or trust managers, an agreement, or otherwise, except in accordance with the provisions of the TRA permitting a Texas REIT to purchase and maintain insurance or another arrangement on behalf of any person who is or was a trust manager, officer, employee or agent of a Texas REIT or who was serving at the request of a Texas REIT as a trust manger or a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another REIT or of a foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, is valid only to the extent it is consistent with the TRA indemnification provisions as limited by the declaration of trust, if such a limitation exists.

     The TRA provides that a provision contained in the declaration of trust, bylaws or an agreement that makes mandatory the indemnification permitted by the TRA, or the payment or reimbursement of expenses permitted by the TRA, shall be deemed to constitute authorization of indemnification in the manner required by the TRA even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible. The Texas Charter, the Texas Bylaws and the Indemnification Agreements each contain such a mandatory provision. The MGCL does not contain a similar provision, although the Maryland Charter, the Maryland Bylaws and the Indemnification Agreements make indemnification mandatory.

     The MGCL provides that the termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct to be indemnified, and the termination of any proceeding by conviction or plea of nolo contendere, or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the requisite standard of conduct to be indemnified. The TRA provides that the termination of a proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the person did not meet the requirements for indemnification set forth in the TRA.

AMENDMENT OF CHARTER AND BYLAWS

     AMENDMENT OF CHARTER. Both the MGCL and the TRA require the board of directors or trust managers, as the case may be, to approve any amendment to a corporation's articles of incorporation or declaration of trust, respectively, and both provide that a vote of two-thirds of all votes entitled to be cast on the matter by stockholders of the corporation is required to approve any such amendment.

     AMENDMENT OF BYLAWS. Under both the MGCL and the TRA, the power to adopt, amend or repeal bylaws is vested in the stockholders or shareholders, as the case may be, unless the articles of incorporation or the declaration of trust confers such power to the board of directors or trust managers. The MGCL provides, however, that conferring such power to the board of directors does not divest the stockholders of their power to alter, amend or repeal a corporation's bylaws, and the Maryland Charter expressly confirms that authority subject only to compliance with any specified voting requirements of the MGCL or the Maryland Charter. On the other hand, the TRA contemplates either concurrent shareholder and trust manager power to amend, alter or repeal bylaws or a divesting of shareholder power or trust manager power to the trust managers or the shareholders, respectively. Under the Texas Charter, the Board of Trust Managers of Crescent-Texas will retain sole power to amend, alter or repeal the Texas Bylaws unless, (i) the Board of Trustees specifically authorizes, by duly adopted resolution, shareholders to amend, repeal or adopt a particular bylaw or, (ii) the Board, by resolution, specifically authorizes shareholders to amend, adopt or repeal. Accordingly, except for bylaw provisions of the type described in the preceding sentence, the shareholders of Crescent-Texas would not be able to amend any provision of the Texas Bylaws unless they first amended the Texas Charter (which requires a two-thirds shareholder vote).

BUSINESS COMBINATIONS

     The MGCL establishes special requirements with respect to "business combinations" (including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance of reclassification of equity securities) between a Maryland corporation and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation's shares (an "Interested Stockholder"), subject to certain exemptions. In general, an Interested Stockholder or any affiliate thereof may not engage in a "business combination" with the corporation for a period of five years following the date he becomes an Interested Stockholder. Thereafter, such transactions must be (i) approved by the Board of Directors of such corporation and (ii) approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of voting shares other than voting shares held by the Interested Stockholder with whom the business combination is to be effected, unless, among other things, the corporation's common stockholders receive a minimum price (as defined in the statute) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Stockholder for his shares. These provisions of the MGCL do not apply, however, to business combinations that are approved or exempted by the board of directors of such corporation prior to the time that the Interested Stockholder becomes an Interested Stockholder.

     The TRA has no comparable provision, although the Texas Charter contains a provision to the same effect.

CONTROL SHARE ACQUISITIONS

     The MGCL provides that "control shares" of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by stockholders, excluding shares owned by the acquirer and officers and directors who are employees of the corporation. "Control shares" are shares which, if aggregated with all other shares previously acquired which the person is entitled to vote, would entitle the acquirer to vote (i) 20% or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority of the outstanding shares. Control shares do not include shares that the acquiring person is entitled to vote on the basis of prior stockholder approval. A "control share acquisition" means the acquisition of control shares subject to certain exemptions.

     A person who has made or proposed to make a control share acquisition and who has obtained a definitive financing agreement with a responsible financial institution providing for any amount of financing not to be provided by the acquiring person may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders' meeting.

     If voting rights are not approved at a stockholders' meeting or if the acquiring person does not deliver an acquiring person statement as required by statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders' meeting and the acquiror is entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares for purposes of such appraisal rights may not be less than the highest price per share in the control share acquisition, and certain limitations and restrictions otherwise applicable to the exercise of dissenters' rights do not apply.

     The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or if the acquisition is approved or excepted by the articles of incorporation or bylaws of the corporation prior to a control share acquisition.

     The TRA has no comparable provision, although the Texas Charter contains a provision to the same effect.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The following table sets forth the beneficial ownership of shares of Common Stock and Units for (i) each stockholder of the Company who beneficially owns more than 5% of the Common Stock and Units; (ii) each director and named executive officer of the Company; and (iii) the directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes, all shares of Common Stock and all Units are owned directly by the listed beneficial owner.

                              BENEFICIAL OWNERSHIP

                                                                                          NUMBER     PERCENT
                                    NUMBER          PERCENT     NUMBER       PERCENT    OF SHARES   OF SHARES
NAME AND ADDRESS OF                   OF              OF          OF           OF          AND         AND
BENEFICIAL OWNER(1)                SHARES(2)       SHARES(3)    UNITS(2)      UNITS      UNITS(2)    UNITS(3)
-------------------             ---------------    ---------  ------------  ---------   ----------  ---------
Richard E. Rainwater            3,532,956(4)(5)     14.6%     3,415,608(5)     63.7%     6,948,564     25.2%
John C. Goff                      333,402(4)(6)      1.4%       385,057(7)      7.2%       718,459      3.0%
Gerald W. Haddock                 203,010(4)(6)       .9%       270,319(8)      5.0%       473,329      2.0%
Dallas E. Lucas                    26,389(4)(6)(9)     *            ---           *         26,389        *
James S. Wassel                     1,231(4)(6)        *            598           *          1,829        *
James M. Eidson, Jr.                9,624              *            ---                      9,624        *
Anthony M. Frank                    8,500(4)           *            ---           *          8,500        *
Morton H. Meyerson                 50,000(10)          *         27,429(10)       *         77,429        *
William F. Quinn                    9,500(4)           *            ---           *          9,500        *
Paul E. Rowsey, III                15,200(4)           *            ---           *         15,200        *
Caroline Hunt Trust Estate        389,200(11)        1.7%     1,004,299(11)    18.7%     1,393,499      5.7%
  500 Crescent Court,
  Suite 1700
  Dallas, Texas 75202
FMR Corp.                       1,728,300(12)        7.3%           ---         ---      1,728,300      7.3%
  82 Devonshire Street
  Boston, Massachusetts 02109
The Prudential Insurance        1,901,360(13)        8.1%           ---         ---      1,901,360      8.1%
Company  of America
  Prudential Plaza
  Newark, New Jersey 07102-3777
Harris Associates L.P.          1,606,500(14)        6.8%           ---         ---      1,606,500      6.8%
  2 North LaSalle Street
  Suite 500
  Chicago, Illinois 60602
Directors and Executive         4,218,329(4)(6)     17.1%     4,099,011        76.5%     8,317,340     28.9%
Officers as a Group (13 persons)

_______________________
*    Less than 1%

(1) Unless otherwise indicated, the address of each beneficial owner is 777 Main Street, Suite 2100, Fort Worth, Texas 76102.

(2) All information is as of April 19, 1996. As of such date, 23,544,413 shares of Common Stock ("Shares") and 5,360,362 Units were outstanding.
     For purposes of this table, a person is deemed to have "beneficial ownership" of the number of Shares that such person has the right to acquire within 60 days of April 19, 1996 upon exercise of Options granted pursuant to the Plans or the exchange of Units (assuming the Company elects to issue Shares rather than pay cash upon such exchange).

(3) For purposes of computing the percentage of outstanding Shares and the percentage of outstanding Shares and Units held by each person, all Shares that such person has the right to acquire within 60 days pursuant to the exercise of Options or upon the exchange of Units are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(4) The number of Shares beneficially owned by the following persons includes the number of Shares indicated due to the vesting of options:
     Richard E. Rainwater - 582,812; John C. Goff - 276,468; Gerald W.
     Haddock - 196,658; Dallas E. Lucas - 17,467; James S. Wassel -
     1,000; Anthony M. Frank - 7,500; William F. Quinn - 7,500; and Paul
     E. Rowsey, III - 15,000; and Directors and Executive Officers as a
     Group - 1,124,538.

(5) The number of Shares and Units beneficially owned by Richard E. Rainwater includes 600,000 Shares and 63,294 Units owned by trusts established for the benefit of Mr. Rainwater's children, and 230,000 Shares and 598 Units owned by Darla Moore, who is Mr. Rainwater's spouse. Mr. Rainwater disclaims beneficial ownership as to all such 830,000
     Shares and 63,892 Units. In addition, the number of Shares and Units beneficially owned by Mr. Rainwater includes 1,103,187 Shares and 3,167,563 Units owned indirectly by Mr. Rainwater, including (i)
     24,753 Units and 6,173 Shares owned by Rainwater, Inc., a Texas corporation, of which Mr. Rainwater is the sole director and owner, (ii) 5,035 Units owned by Tower Holdings, Inc., a Texas corporation, of which Mr. Rainwater is the sole director and owner, (iii) 16,648 Units owned by 777 Main Street Corporation, a Texas corporation, of which Mr. Rainwater is the sole director and owner, (iv) 1,212,918 Units owned by Rainwater Investor Partners, Ltd., a Texas limited partnership, of which Rainwater Inc. is the sole general partner, (v) 277,712 Units owned by Rainwater RainAm Investors, L.P., a Texas limited partnership, of which Rainwater, Inc. is the sole general partner, (vi) 1,630,497 Units owned by Office Towers LLC, a Nevada limited liability company, of which Mr. Rainwater and Rainwater, Inc.
     own an aggregate 100% interest, and (vii) 1,097,014 Shares owned by the Richard E. Rainwater 1995 Charitable Remainder Unitrust No. 1, of which Mr. Rainwater is the sole trustee.

(6) The number of Shares beneficially owned by the following persons includes the number of Shares of Common Stock indirectly owned through participation in the Company's 401(k) Plan indicated as follows:
     John C. Goff - 169; Gerald W. Haddock - 178; Dallas E. Lucas - 123;
     James S. Wassel - 231; and Directors and Executive Officers as a
     Group - 1,279.

(7) The number of Units beneficially owned by John C. Goff includes 76,280 Units owned by Goff Family, L.P., a Delaware limited partnership, of which Mr. Goff is a general partner.

(8) The number of Units beneficially owned by Gerald W. Haddock includes 50,853 Units owned by Haddock Family, L.P., a Delaware limited partnership, of which Mr. Haddock is a general partner.

(9) The number of Shares beneficially owned by Dallas E. Lucas includes 8,299 shares of Restricted Stock that were granted June 12, 1995 and vest annually in equal one-fifth installments. Mr. Lucas has sole voting power with respect to all such shares of Restricted Stock.

(10) The number of Shares beneficially owned by Morton H. Meyerson includes 40,000 Shares owned by trusts established for the benefit of Mr. Meyerson's children. Mr. Meyerson disclaims beneficial ownership as to all of such 40,000 Shares. The number of Units beneficially owned by Morton H. Meyerson includes 8,440 Units owned by trusts established for the benefit of Mr. Meyerson's children. Mr. Meyerson disclaims beneficial ownership as to all of such Units.

(11) The Caroline Hunt Trust Estate (the "Trust") beneficially owns 371,301 Units and 9,200 Shares directly and 632,998 Units and 380,000 Shares indirectly. Of such Units and Shares owned indirectly, (i) 525,471 Units and 380,000 Shares are owned by Rosewood Property Company, a corporation indirectly wholly owned by the Trust and (ii) 107,527 Units are owned by Las Colinas Plaza, Ltd., of which Rosewood Property Company is the general partner.

(12) As reported in the Schedule 13G dated February 14, 1996, filed by FMR Corp., Fidelity Management & Research Company ("Fidelity"), a registered investment adviser and a wholly owned subsidiary of FMR Corp., is the beneficial owner of 1,655,800 Shares as a result of its serving as investment adviser to various registered investment companies (the "Funds"). Each of Edward C. Johnson III, Chairman of FMR Corp., FMR Corp., through its control of Fidelity Management & Research Company, and the Funds has sole power to dispose of such Shares owned by the Funds. Neither FMR Corp., nor Edward C. Johnson III has the sole power to vote or direct the voting of the Shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the Shares under written guidelines established by the Funds' Boards of Trustees. In addition to such 1,655,800 Shares, Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 72,500 Shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson III and FMR Corp., through its control of Fidelity Management Trust Company, have sole voting and dispositive power over such 72,500 Shares owned by the institutional account(s) as reported above.

(13) As reported in the Schedule 13G (Amendment No. 1) dated February 8, 1996, filed by The Prudential Insurance Company of America ("Prudential"), Prudential may have direct or indirect voting and/or investment discretion over 1,901,360 Shares which are held for the benefit of Prudential's clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. Prudential is reporting the combined holdings of these entities for the purpose of administrative convenience. Prudential has shared voting and dispositive power with respect to 1,898,660 of such Shares and sole voting and dispositive power with respect to 2,700 of such Shares.

(14) As reported in the Schedule 13G (Amendment No. 1) dated February 9, 1996, filed by Harris Associates, Inc. for itself and, as general partner for Harris Associates L.P. ("Harris"), Harris has shared power to vote or to direct the vote of all 1,606,500 Shares and the sole power to dispose or to direct the disposition of all of such Shares. Harris has been granted the power to vote Shares in circumstances it determines to be appropriate in connection with assisting its advised clients to whom it renders financial advice in the ordinary course of its business, by either providing information or advice to the persons having such power, or by exercising the power to vote when it determines such action appropriate in connection with matters which are submitted to a security holder's vote. In addition, Harris customers may own Shares which are not included in the aggregate number of Shares reported in Harris'
     Schedule 13G because Harris is not deemed a beneficial owner of such Shares.

                               EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

     The following table sets forth the annual and long-term compensation paid or awarded to the Company's chief executive officer and its four most highly compensated executive officers for the years ended December 31, 1995 and 1994, respectively. The Company was organized in February 1994, and, accordingly, did not pay any compensation to its executive officers for the years prior to 1994. As a result of the Company's UPREIT structure, no employees are compensated by the Company, but are compensated by Crescent Real Estate Equities, Ltd. (the "General Partner"), a wholly owned subsidiary of the Company, and general partner of the Operating Partnership. The
Company has not granted any stock appreciation rights ("SARs").

                                    TABLE 1
                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION              LONG TERM COMPENSATION
                                         ------------------------------   --------------------------------
                                                                                  AWARDS           PAYOUTS
                                                               OTHER      ----------------------   -------   ALL OTHER
                                                               ANNUAL     RESTRICTED  SECURITIES              COMPEN-
                                                               COMPEN-      STOCK     UNDERLYING    LTIP      SATION
NAME AND PRINCIPAL POSITION     YEAR     SALARY($)  BONUS($)  SATION($)   AWARDS($)   OPTIONS(#)   PAYOUTS    ($)(1)
---------------------------    ------    --------   -------   ---------   ---------   ----------   -------   ---------
John C. Goff                   1995      200,000    125,000        --          --      125,000       --        1,005
  Chief Executive Officer      1994(2)   104,500     90,000        --          --      320,952       --          800

Gerald W. Haddock              1995      200,000    125,000        --          --      125,000       --        1,005
  President and Chief          1994(2)   104,500     90,000        --          --      201,236       --          800
    Operating Officer

Dallas E. Lucas                1995      131,250     52,500        --     250,007(3)   30,000(4)     --        1,005
  Senior Vice President and    1994(2)    81,587     50,000        --          --      29,000(5)     --          625
    Chief Financial and
    Accounting Officer

James S. Wassel                1995      200,000     55,000    20,033(6)       --          --        --        1,005
  Senior Vice President,       1994(2)   143,950     39,000        --          --       5,000(7)     --        1,131
   Asset Management

James M. Eidson, Jr.           1995      117,949    392,442   273,758(6)       --      30,000(4)     --           --
  Senior Vice President,       1994(2)    53,125        --         --          --          --        --           --
   Acquisitions

_________________
(1) All amounts in this column represent matching contributions to the Crescent Real Estate Equities, Ltd. 401(k) Plan.

(2) Had the Company been in existence during the entire period of 1994, base salaries would have been $160,000, $160,000, $125,000, $200,000, and $85,000 for Messrs. Goff, Haddock, Lucas, Wassel, and Eidson, respectively.

(3) 8,299 shares of Restricted Stock were issued on June 12, 1995 at a market price of $30.125 and vest annually in equal one-fifth installments. Dividends are paid on the Restricted Stock to the holder of the Restricted Stock.

(4) Represents shares underlying Options granted in 1996 based on individual's performance in 1995.

(5) Includes 4,000 shares underlying Options granted in 1995 based on individual's performance in 1994.

(6) The Company issued 598 and 9,522 Units valued at $33.50 and $28.75 to Mr. Wassel and Mr. Eidson, respectively, as non-cash bonus compensation.

(7) Represents shares underlying Options granted in 1995 based on individual's performance in 1994.

     The following table provides certain information regarding options granted to the Company's named executive officers for the year ended December 31, 1995. The Company has not granted any SARs.

                                   TABLE 2
                OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                   POTENTIAL REALIZABLE
                                           % OF                                      VALUE AT ASSUMED
                                           TOTAL                                      ANNUAL RATES OF
                          NUMBER OF       OPTIONS                                       STOCK PRICE
                         SECURITIES       GRANTED                                    APPRECIATION FOR
                         UNDERLYING    TO EMPLOYEES     EXERCISE                        OPTION TERM*
                          OPTIONS        IN FISCAL       OR BASE      EXPIRATION   --------------------
NAME                     GRANTED(#)        YEAR       PRICE ($/SH.)      DATE         5%          10%
-----------------      -------------   ------------   -------------   ----------    ------      ------
                                                                                      (IN THOUSANDS)
John C. Goff           125,000(1)         18.0%          $30.125      April 2004    $2,368      $6,001

Gerald W. Haddock      125,000(1)         18.0%          $30.125      April 2004    $2,368      $6,001

Dallas E. Lucas         30,000(2)(3)       4.3%          $32.375      March 2006    $  611      $1,548

James S. Wassel             --             0.0%               --          --            --          --

James M. Eidson, Jr.    30,000(2)(3)       4.3%          $32.375      March 2006    $  611      $1,548

* Potential Realizable Value is the change in stock price of securities underlying options granted, based on the assumed annual growth rates shown over their 10-year option term. For example, a 5% growth rate, compounded annually, for Mr. Goff's grant results in a stock price of $49.07 per share and a 10% growth rate, compounded annually, results in a stock price of $78.14 per share. These potential realizable values are listed to comply with the regulations of the Commission, and the Company cannot predict whether these values will be achieved. Actual gains, if any, on stock option exercise are dependent on the future performance of the stock.

(1)  Vest in equal one-half installments on April 27, 1996 and 1997.

(2) Vest in equal one-fifth installments on March 14, 1997, 1998, 1999, 2000 and 2001.

(3) Represents shares underlying Options granted in 1996 based on individual's performance in 1995.

     The following table provides information about option exercises by the Company's named executive officers in the last fiscal year and options held by each of them at December 31, 1995. The Company has not granted any SARs.

                                   TABLE 3
                     OPTION VALUES AT DECEMBER 31, 1995

                                                 Number of Securities
                                                Underlying Unexercised       Value of Unexercised
                                                      Options At             In-the-Money Options
                    Shares                        Fiscal Year End (#)      at Fiscal Year End ($)(1)
                  Acquired on      Value      --------------------------  --------------------------
Name              Exercise (#)  Realized ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
----              ------------  ------------  -----------  -------------  -----------  -------------
                                                                                (in thousands)

John C. Goff          --             --         106,984       338,968         $976         $2,452
Gerald W. Haddock     --             --          67,079       259,157         $612         $1,724
Dallas E. Lucas       --             --           8,333        50,667(2)      $ 76         $  239
James S. Wassel       --             --              --         5,000           --         $   43
James M. Eidson, Jr.  --             --              --        30,000(3)        --         $   53

(1) Market value of securities underlying in-the-money options based on the closing price of the Company's Common Stock on December 29, 1995 (the last trading day of the fiscal year) on the NYSE of $34.125, minus exercise price.
(2) Includes 30,000 shares underlying Options granted in 1996 based on individual's performance in 1995.
(3) Represents shares underlying Options granted in 1996 based on individual's performance in 1995.


EMPLOYMENT AGREEMENTS

     As part of the formation transactions, the Operating Partnership assumed Employment Agreements between Rainwater, Inc. and John C. Goff and Gerald W. Haddock. Each of the Employment Agreements provides that Messrs. Goff and Haddock shall receive minimum base compensation of $160,000 per annum. On July 1, 1995, the General Partner's Board of Directors increased both Messrs. Goff and Haddock's salary to $240,000 per annum. The term of each of the Employment Agreements expires on April 15, 1997, subject to automatic renewal for one-year terms unless terminated by the Operating Partnership or Messrs. Goff or Haddock. Such Employment Agreements also require that Messrs. Goff and Haddock enter into the Noncompetition Agreements described below.

AGREEMENTS NOT TO COMPETE

     The Company is dependent on the services of Richard E. Rainwater, John
C. Goff and Gerald W. Haddock. Messrs. Goff and Haddock are employees of the Company. Mr. Rainwater serves as Chairman of the Board of Directors, but has no employment agreement with the Company and, therefore, is not obligated to remain with the Company for any specified term. Each of Messrs. Rainwater, Goff and Haddock has entered into a Noncompetition Agreement with the Company, in connection with the initial public offering of the Company's Common Stock in May 1994 (the "Initial Offering"), that restricts him from engaging in certain real estate related activities during specified periods of time. The restrictions imposed by Mr. Rainwater's Noncompetition Agreement will terminate one year after the later to occur of (i) the date on which Mr. Rainwater ceases to serve as a director of the Company and (ii) the date on which Mr. Rainwater's beneficial ownership of the Company (including Common Stock and Units) first represents less than a 2.5% ownership interest in the Company, but in no event earlier than May 5, 1997. The Noncompetition Agreements do not prohibit Messrs. Rainwater, Goff and Haddock from engaging in certain activities with respect to properties already owned or from making certain passive real estate investments. The restrictions imposed by Mr. Goff's and Mr. Haddock's Noncompetition Agreements will terminate one year after the subject individual first ceases to be a director and an executive officer of the Company.

     Messrs. Rainwater, Goff and Haddock each also has agreed that so long as his Noncompetition Agreement remains in effect, real estate investment opportunities that are presented to him will be offered to the Company and that, if the Company elects not to make any investment offered to it by any of them, neither they nor their respective controlled affiliates will participate in the investment.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Commission and the NYSE. Such officers, directors and 10% stockholders are also required by the Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with, except that James M. Eidson, Jr. failed to file on a timely basis his initial statement of beneficial ownership on Form 3.

               REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee is comprised of Messrs. Meyerson and Rowsey. Members of the Executive Compensation Committee are selected each year by a majority of the full Board of Directors.

     COMPENSATION PHILOSOPHY AND OBJECTIVES.   The Executive Compensation
Committee of the Company determines the compensation for the Company's executive officers and administrates the stock incentive and other compensation plans adopted by the Company. In addition, the Executive Compensation Committee, acting for the Company in its capacity as the sole stockholder of the General Partner, reviews and ratifies where appropriate decisions of the board of directors of the General Partner with respect to the compensation of the executive officers of the General Partner and Operating Partnership.

     The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include the enhancement of stockholder value, maximizing financial performance, the preservation of a strong financial posture, and increasing the assets of and positioning the Company's assets and business in geographic markets offering long-term growth opportunities. The accomplishment of these objectives is measured against the conditions characterizing the industry within which the Company and the Operating Partnership operate.

     EXECUTIVE OFFICER COMPENSATION. In addition to their regular salary, the executive officers of the General Partner may be compensated in the form of cash bonus awards and restricted stock grants and stock options under the Current Plan, and if adopted, the Amended Plan. Executive officers of the General Partner are eligible to participate, on the same basis as other employees, in the employer matching provision of the Profit Sharing Plan and Trust established by the General Partner Savings Plan, whereby employees may save for their future retirement on a tax-deferred basis through the Section 401(k) savings feature of the plan with the Company contributing an additional percentage of the amount saved by each employee. Such executive officers are also eligible to participate in the other employee benefit and welfare plans maintained by the General Partners on the same terms as non-executive personnel who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under such plans.

     Performance of the Company and the Operating Partnership was a key consideration in the deliberations of the Executive Compensation Committee regarding executive compensation for 1995. The Executive Compensation Committee recognizes that stock price is one measure of performance, but also that other factors, including industry business conditions and the Company's success in achieving short term and long term goals and objectives, must be evaluated in arriving at a meaningful analysis of performance. Accordingly, the Executive Compensation Committee also gave consideration to the Company's achievement of specified business objectives when reviewing 1995 executive officer compensation. An additional objective of the Executive Compensation Committee has been to reward executive officers with equity compensation in addition to salary in keeping with the Company's overall compensation philosophy of placing equity in the hands of its employees in an effort to further instill stockholder considerations and values in the actions of all employees and executive officers.

     BASE SALARY. The 1995 base annual salaries of the Chief Executive Officer (the "CEO") and the President and Chief Operating Officer (the "COO") were based upon employment contracts between such officers and the General Partner. In June 1995, the General Partner approved, and the Board of Directors of the Company ratified, an increase from the $160,000 annual salary provided in each such contract to $240,000 per annum for each of the CEO and COO. These employment agreements provide for bonuses to be determined by the board of directors of the General Partner and expire in April 1997. The 1995 compensation paid to the other executive officers of the General Partner was based upon a salary structure established at the time of the Initial Offering, and administered for consistency for each position relative to its authority and responsibility and in comparison to industry peers. Should the Company continue to realize improved financial results, further adjustments to the compensation of executive officers are anticipated during 1996.

     ANNUAL INCENTIVE. The General Partner made cash bonus awards during 1995 to its executive officers and other key personnel in recognition of the Company's strong performance within its industry and increased return to stockholders following its Initial Offering as well as the substantial personal contributions to the aggressive property acquisition strategies of the Operating Partnership. Both of these developments have a significant impact on the Company's profitability and long-term performance.

     LONG-TERM INCENTIVE. Stock Options and Restricted Stock grants were used in 1995 to reward and incentivize executive officers and other key personnel and to retain them through the potential of capital gains and equity buildup in the Company. The number of Options and shares of Restricted Stock granted was determined by the Executive Compensation Committee based upon its evaluation of performance criteria mentioned above, along with the Executive Compensation Committee's subjective evaluation of each executive's ability to influence the Company's long term growth and profitability. All Options were issued at the current market price of the Company's Common Stock on the date of grant. Because the value of the Option should, over time, bear a direct relationship to the Company's stock price, the Executive Compensation Committee believes the award of Options represents an effective incentive to create value for the stockholders. During 1995, the Executive Compensation Committee granted Options to purchase 268,000 shares of Common Stock to seven of the Company's officers. In addition, on March 14, 1996, the Company granted Options to purchase 135,000 shares of Common Stock to five of the Company's officers.

     CEO AND COO COMPENSATION. Upon evaluation by the Executive Compensation Committee of the Company's success in meeting its goals and performance objectives established at the time of the Initial Offering, the Executive Compensation Committee ratified the award by the General Partner to the CEO and to the COO of cash bonuses in the amount of $125,000 and $125,000, respectively, during March 1996. In approving such bonuses, the Executive Compensation Committee also considered the improvement in the Company's stock price and return to stockholders during 1995.

                                             EXECUTIVE COMPENSATION COMMITTEE



                                                    Morton H. Meyerson
                                                      Paul E. Rowsey, III

PERFORMANCE GRAPH

     The following line graph sets forth a comparison of the percentage change in the cumulative total shareholder return on the Company's Common Stock compared to the cumulative total return of the Company's Peer Group, the S&P 500 Index and Office REITs for the period April 28, 1994, the date on which trading of the Company's Common Stock commenced, through December 31, 1995. The graph assumes an investment of $100 on April 28, 1994, a reinvestment of dividends and actual increase of the market value of the Common Stock relative to an initial investment of $100.


                    CRESCENT REAL ESTATE EQUITIES INC.
                         STOCK PRICE PERFORMANCE



                                 [GRAPH]

                 [PLOT POINTS TO BE SUPPLIED BY CLIENT]






                              PERIOD ENDING

                         04/28/94      08/31/94      12/31/94      04/30/95       08/31/95      12/31/95
Crescent Real Estate       100.0         119.80       111.73        122.77         134.06        150.68
CEI Peer Group 1995        100.0         103.90       106.86        106.97         120.54        137.43
S&P 500 Total Return       100.0         107.04       104.19        116.40         125.93        138.17
Office REITs               100.0         111.67       104.70        113.31         128.97        146.81

CERTAIN TRANSACTIONS

     In 1995, the Company purchased three full-service hotel properties, Hyatt Regency Beaver Creek, Denver Marriott City Center and Hyatt Regency Albuquerque (the "Hotel Properties"). The Company has leased each of the Hotel Properties to an independent company (the "Hotel Lessee") pursuant to three separate leases. The independent company is owned 4.5% by each of John
C. Goff and Gerald W. Haddock, each of whom is an officer and director of the Company, and 91% by the Hotel Lessee's asset manager. Under the leases, each having a term of 10 years, the Hotel Lessee has assumed the rights and obligations of the property owner under the management agreement with Hyatt Corporation or Marriott International, Inc., as applicable, as well as the obligation to pay all property taxes and other charges against the property. As part of the lease agreements, the Company has agreed to fund all capital expenditures relating to furniture, fixtures and equipment reserves required under the applicable management agreement. The leases provide for the payment of (i) base rent, with periodic rent increases, (ii) percentage rent based on a percentage of gross room revenues above a specified amount and
(iii) a percentage of gross food and beverage sales above a specified amount. The Hotel Properties' revenues represented 5.5% of total Company revenues for 1995.

     In connection with the second public offering of the Company's Common Stock in April 1995 (the "April 1995 Offering"), Richard E. Rainwater purchased, indirectly through a charitable remainder trust, a partnership interest consisting of 1,097,014 Units for approximately $31,000,000. Mr. Rainwater's $31,000,000 investment was based on the public offering price of the shares of Common Stock in the April 1995 Offering multiplied by the number of Units received. Following approval by the Company's stockholders of conversion rights relating to such Units, Mr. Rainwater converted such Units to 1,097,014 shares of the Common Stock.

     Effective March 14, 1996, the Company loaned Morton M. Meyerson, an independent director of the Company, $187,425 on a recourse basis, pursuant to a plan approved by the Board of Directors for all holders of options under the 1994 Crescent Real Estate Equities, Inc. Stock Incentive Plan and the 1995 Crescent Real Estate Equities, Inc. Stock Incentive Plan. Mr. Meyerson used the proceeds of the loan, together with $75 in cash, to acquire 7,500 shares of Common Stock pursuant to the exercise of 7,500 options that were granted to Mr. Meyerson on May 5, 1994 under the 1994 Crescent Real Estate Equities, Inc. Stock Incentive Plan. The loan bears interest at a fixed annual rate equal to the dividend yield on the Common Stock as of March 14, 1996, the effective date of the loan. The loan is payable, interest only, on a quarterly basis from dividends paid with respect to such 7,500 shares of Common Stock, with a final payment of all accrued and unpaid interest plus the entire original principal balance due on March 14, 2001. The loan is secured by 7,500 Units owned by Mr. Meyerson.

     The Company has entered into an agreement, effective as of April 26, 1996, with Fresh Choice, Inc. ("Fresh Choice"), a chain of upscale casual restaurants, to purchase, subject to approval by the shareholders of Fresh Choice, 1,187,906 shares of its convertible nonvoting preferred stock for a total of approximately $5,500,000 ($4.63 per share). Mr. Rainwater is currently the holder of approximately 9% of the voting common stock of Fresh Choice. The Company also will have the option to purchase an additional 593,953 shares of the convertible, nonvoting preferred stock at a price of $6.00 per share for a period of three years following the closing of the initial purchase of preferred stock. The preferred stock will be senior to the common stock of Fresh Choice and all other preferred stock of Fresh Choice. The preferred stock also will be convertible into shares of the common stock of Fresh Choice on a one-for-one basis (and, under certain conditions relating to the earnings of Fresh Choice, may be convertible into another class of preferred stock entitled to elect one-half of the directors of Fresh Choice), provided that, in order to preserve the Company's REIT status, conversion is not permitted if it would cause the Company to be treated as the owner of more than 10% of the outstanding voting securities of Fresh Choice for federal income tax purposes. In addition, the Company will have the option until 2006 to purchase all of Mr. Rainwater's stock in Fresh Choice for $7.34 per share, which represents the cost of such shares to Mr. Rainwater.

     Management believes that the foregoing transactions are on terms no less favorable than those that could have been obtained in comparable transactions with unaffiliated parties.

               STOCKHOLDER PROPOSALS AT THE COMPANY'S NEXT
                     ANNUAL MEETING OF STOCKHOLDERS

     Stockholders who intend to submit proposals for consideration at the Company's next annual meeting of stockholders must submit such proposals to the Company no later than December 31, 1996, in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Stockholder proposals should be submitted to David M. Dean, 900 Third Avenue, Suite 1800, New York, New York 10022.

               ANNUAL REPORT AND FINANCIAL INFORMATION

     The Company's 1995 Annual Report to Stockholders for the year ended December 31, 1995 was mailed to stockholders on April 19, 1996. This Proxy Statement and the form of proxy will be mailed to stockholders on or about May 20, 1996. The principal executive offices of the Company are located at 900 Third Avenue, Suite 1800, New York, New York 10022.

     The information concerning the Company's consolidated and combined financial statements, selected financial data and management's discussion and analysis of financial condition and results of operations is incorporated by reference to the Company's Annual Report.

                                                                     EXHIBIT A

                         FIRST AMENDED AND RESTATED

                  1995 CRESCENT REAL ESTATE EQUITIES, INC.

                           STOCK INCENTIVE PLAN

                                 ARTICLE I
                                 THE PLAN

     1.1 NAME. This plan will be known as the "1995 Crescent Real Estate Equities, Inc. Stock Incentive Plan." Capitalized terms used herein are defined in Article X hereof.

     1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company and its Subsidiaries to grant Options to its Employees, Outside Directors and Advisors and Restricted Stock to its Employees and Advisors. The Plan is designed to help the Company and its Subsidiaries attract and retain superior personnel for positions of substantial responsibility and to provide Employees (including officers), Outside Directors and Advisors with an additional incentive to contribute to the success of the Company and its Subsidiaries. The Company intends that Incentive Stock Options granted pursuant to Article IV will qualify as "incentive stock options" within the meaning of Section 422 of the Code. Subject to Article VII, Outside Directors may elect to receive Common Stock in lieu of Director's Fees. With respect to Reporting Participants, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it will be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     1.3  EFFECTIVE DATE.  The Plan will become effective upon the Effective
Date.

     1.4 ELIGIBILITY TO PARTICIPATE. Any Employee, Outside Director or Advisor will be eligible to participate in the Plan; provided that Incentive Stock Options may be granted only to persons who are Employees. The Committee may grant Options to Employees and Advisors in accordance with such determinations as the Committee from time to time in its sole discretion may make.

     1.5 MAXIMUM NUMBER OF SHARES OF COMMON STOCK SUBJECT TO AWARDS. The shares of Common Stock subject to Awards pursuant to the Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Subject to adjustment pursuant to the provisions of Section 8.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the Plan shall be 1,425,000. Subject to adjustment pursuant to the provisions of Section 8.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued under the Plan shall increase automatically on January 1 of each year by an amount equal to 8.5% of the increase in the number of shares of Common Stock outstanding and number of Units outstanding since January 1 of the preceding year. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Reporting Participant during any calendar year shall be two hundred thousand (200,000) shares under this Plan. The maximum number of shares of Common Stock which may be subject to Incentive Stock Options during the life of the Plan shall be seventy-five thousand (75,000) shares. If shares of Restricted Stock are reacquired by the Company pursuant to the provisions of Section 6.1 of the Plan or if an Option expires or terminates for any reason without having been exercised in full, the reacquired shares and/or the shares not purchased or distributed will again be available for issuance under the Plan.

     1.6 CONDITIONS PRECEDENT. The Company will not issue or deliver any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

          (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

          (b) The completion of any registration or other qualification of the sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee in its sole discretion determines to be necessary or advisable.

     1.7 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company will at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares will relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority has not been obtained.

     1.8  TAX WITHHOLDING.

          (a) CONDITION PRECEDENT. The issuances of Plan Shares pursuant to Awards under the Plan are subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with such issuances, then the issuances will not be effective unless the withholding has been effected or obtained in a manner acceptable to the Committee. Each Option granted to a Reporting Participant shall contain a provision in the related Option Agreement making any required withholding tax or other withholding liability mandatory, and specifying that the Company withhold a portion of the Plan Shares as specified in clause (iv) of paragraph (b) below.

          (b) MANNER OF SATISFYING WITHHOLDING OBLIGATION. When a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Award, such payment may be made (i) in cash, (ii) by check, (iii) by delivery to the Company of shares of Common Stock already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) with respect to Options, through the withholding by the Company ("Company Withholding") of a portion of the Plan Shares acquired upon the exercise of the Options (provided that, with respect to any Option held by a Reporting Participant, at least six months has elapsed between the grant of such Option and the exercise involving tax withholding) having a Fair Market Value on the Tax Date equal to the amount required to be withheld or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

          (c) NOTICE OF DISPOSITION OF STOCK ACQUIRED PURSUANT TO INCENTIVE STOCK OPTIONS. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company will have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

     1.9 ACCELERATION IN CERTAIN EVENTS. The Committee may accelerate the exercisability of any Option or waive any restrictions with respect to shares of Restricted Stock in whole or in part at any time. Notwithstanding the provisions of any Option Agreement or Restricted Stock Agreement, the following provisions will apply:

          (a) MERGERS AND REORGANIZATIONS. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any Option will become immediately exercisable with respect to the full number of shares subject to that Option and all restrictions will lapse with respect to an Award of Restricted Stock during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Award is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Reporting Participant may exercise an Option and no restrictions will lapse with respect to an Award of Restricted Stock to a Reporting Participant unless at least six months have elapsed since the grant of such Option or Award; provided, further, that no Option will be immediately exercisable and no restrictions will lapse with respect to an Award of Restricted Stock under this Section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. An Option will not become immediately exercisable and no restrictions will lapse with respect to an Award of Restricted Stock if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

          (b) CHANGE IN CONTROL. In the event of a change in control or threatened change in control of the Company, all Options granted prior to the change in control or threatened change in control will become immediately exercisable, and all restrictions will lapse with respect to awards of Restricted Stock granted prior to the change in control or threatened change in control, provided that no Reporting Participant may exercise an Option and no restriction will lapse with respect to an Award of Restricted Stock to a Reporting Participant unless at least six months have elapsed since the grant of such Option or Award. The term "change in control" for purposes of this Section refers to the acquisition of 15% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by (i) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-l(b)(1) promulgated under the Exchange Act, (ii) or any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) of the Company or of its Subsidiaries, including a trust established pursuant to such plan); provided that no change in control or threatened change in control will be deemed to have occurred (i) if prior to the acquisition of, or offer to acquire, 15% or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer or (ii) from (A) a transfer of the Company's voting securities by Richard E. Rainwater ("Rainwater") to (i) a member of Rainwater's immediate family (within the meaning of Rule 16a-1(e) of the Exchange
     Act) either during Rainwater's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Rainwater or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) is the beneficiary; (iii) any trust as to which Rainwater is the settlor with sole power to revoke; (iv) any entity over which Rainwater has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Rainwater; or (B) the acquisition of voting securities of the Corporation by either (i) Rainwater or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened will be determined solely by the Committee.

     1.10 COMPLIANCE WITH SECURITIES LAWS. Plan Shares will not be issued with respect to any Award unless the issuance and delivery of the Plan Shares (and the exercise of an Option, if applicable) complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a Participant to furnish evidence satisfactory to the Company, including, without limitation, a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, and a representation that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation.
Further, each Participant will consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Award restricting their transferability as required by law or by this Section.

     1.11 EMPLOYMENT OF PARTICIPANT. Nothing in the Plan or in any Award granted hereunder will confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries or to continued service as a Director or Advisor or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment or services as a Director or Advisor.

     1.12 INFORMATION TO PARTICIPANTS. The Company will furnish to each Participant copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company will furnish to each Participant a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                 ARTICLE II
                               ADMINISTRATION

     2.1 COMMITTEE. The Plan will be administered by the Board or by a Committee of not fewer than two directors appointed by the Board. As used herein, "Committee" shall mean a committee consisting of two or more Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. Subject to the provisions of the Plan, the Committee will have the sole discretion and authority to determine from time to time the Employees and Advisors to whom Awards will be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement and Restricted Stock Agreement, to modify or amend any Option Agreement or Restricted Stock Agreement or waive any conditions or restrictions applicable to any Option (or the exercise thereof) or to any shares of Restricted Stock, and to make all other determinations or advisable for the administration of the Plan. With respect to any provision of the Plan granting the Committee the right to agree, in its sole discretion, to further extend the term of any Award hereunder, the Committee may exercise such right at the time of grant, in the Option Agreement relating to such Award, or at any time or from time-to-time after the grant of any Award hereunder. Notwithstanding any other provision of this Section 2.2 or this Plan, all Awards made to Outside Directors shall be automatic and nondiscretionary as set forth in this Plan.

     2.2 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee will constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee will constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

     2.3 COMPANY ASSISTANCE. The Company will supply full and timely information to the Committee on all matters relating to Employees, Outside Directors and Advisors, their employment, death, Retirement, Disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company will furnish the Company with such clerical and other assistance as is necessary to the performance of its duties.

                                 ARTICLE III
                                   OPTIONS

     3.1 METHOD OF EXERCISE. Each Option will be exercisable at any time and from time in whole or in part in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

     3.2 PAYMENT OF PURCHASE PRICE. The purchase price of any Plan Shares purchased will be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) by shares of Common Stock, if permitted by the Committee, (iv) as to Outside Directors, by cash or certified or cashier's check for the par value of the Plan Shares plus a recourse promissory note for the balance of the purchase price , such note to provide for the right to repay the note partially or wholly with Common Stock and with an interest rate based on the current dividend yield of the Common Stock, (v) as to Employees and Advisors, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note will contain such terms and provisions as the Committee may approve, including without limitation the right to repay the note partially or wholly with Common Stock and to base the interest rate on the current dividend yield of the Common Stock, (vi) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vii) as to Employees and Advisors, in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares will be valued at the then Fair Market Value.

     3.3 WRITTEN NOTICE REQUIRED. Any Option will be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 3.2.

     3.4  RIGHTS OF OPTIONEES UPON TERMINATION OF EMPLOYMENT OR SERVICE.

          (a) In the event an Optionee ceases to be an Employee and Advisor, and does not continue to be a Director, for any reason other than death, Retirement, Disability or for Cause, (i) the Committee shall have the ability to accelerate the vesting of the Optionee's Option in its sole discretion, and (ii) such Optionee's Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as an Employee or Advisor, or, if the Committee, in its discretion, has accelerated the vesting of such Option, to the extent exercisable following such acceleration) (a) if such Option is an Incentive Stock Option, at any time within three months after the date of termination of employment, unless by its terms the Option expires earlier; or (b) if such Option is a Nonqualified Stock Option, at any time within one year after the date of termination of employment or service as an Employee or Advisor, unless by its terms the Option expires earlier or unless the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option; provided that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. An Employee or Advisor who continues to be a Director shall not be deemed to have terminated employment or service. Notwithstanding any provision in this Plan to the contrary, no Option granted to a Reporting Participant may be exercised unless at least six months have elapsed since the grant of such Option.

          (b) In addition, unless the Committee agrees, in its sole discretion, to extend the term of a Nonqualified Stock Option granted to an Employee or Advisor (provided that the term of any such Option shall not be extended beyond its initial term), an Optionee's Option may be exercised as follows in the event such Optionee ceases to serve as an Employee, Outside Director or Advisor due to death, Disability, Retirement or for Cause:

               (i) DEATH. If an Optionee dies while serving as an Employee, Outside Director or Advisor, or within three months after ceasing to be an Employee, Outside Director or Advisor, his option shall become fully exercisable on the date of his death and shall expire 12 months thereafter, unless by its terms it expires sooner. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

               (ii) RETIREMENT. If an Optionee ceases to serve as an Employee, Outside Director or Advisor as a result of Retirement,
          (i) his Option shall become fully exercisable on the date of his Retirement and (a) if such Option is an Incentive Stock Option, such Option will be exercisable at any time within three months after the effective date of such Retirement, unless by its terms the Option expires earlier, and (b) if such Option is a Nonqualified Stock Option, such Option will be exercisable at any time within one year after the effective date of such Retirement, unless by its terms the Option expires sooner.

               (iii) DISABILITY. If an Optionee ceases to serve as an Employee, Outside Director or Advisor as a result of Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner.

               (iv) CAUSE. If an Optionee ceases to serve as an Employee, Outside Director or Advisor, because the Optionee is terminated for Cause, the Optionee's Option shall automatically expire. If any facts that would constitute Cause for termination or removal of an Employee or Advisor are discovered after the Optionee's relationship with the Company has ended, any Options then held by the Optionee may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement, or is an Advisor retained pursuant to a written agreement, the Optionee's relationship with the Company will be deemed terminated for 'Cause' for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated for cause for purposes of such written agreement.

     3.5 TRANSFERABILITY OF OPTIONS. Options shall not be transferable other than pursuant to a qualified domestic relations order, by will or by the laws of descent and distribution and, with respect to an Incentive Stock Option, may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative.

                                 ARTICLE IV
                          INCENTIVE STOCK OPTIONS

     4.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

     4.2 DURATION OF OPTIONS. Each Option granted under this Article will expire on the date determined by the Committee, but in no event will any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted. In addition, each Option will be subject to early termination as provided elsewhere in the Plan.

     4.3 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article will not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

     4.4  MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR YEAR.
The maximum aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates may not exceed $100,000. Any portion of an Option granted under the Plan and first exercisable in excess of the foregoing limitations will be considered granted under Article V.

     4.5 REQUIREMENTS AS TO CERTAIN OPTIONS. In the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or affiliates within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted, and the Option must not be exercisable after the expiration of five years from the date of its grant.



     4.6 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options under this Article will be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.


                                   ARTICLE V
                          NONQUALIFIED STOCK OPTIONS

     5.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

     5.2  OUTSIDE DIRECTOR OPTION TERMS AND CONDITIONS.  Each Outside
Director shall be granted an Option to purchase seven thousand (7,000) shares of Common Stock on March 14, 1996. Each Outside Director shall be granted an Option to purchase seven thousand (7,000) shares of Common Stock on the date of commencement of each regular annual stockholders' meeting beginning with the 1997 Annual Stockholder's meeting. Each Option granted under this Section 5.2 shall vest ratably at the rate of twenty percent (20%) per year on each anniversary of the date of grant of the Option, provided that the Optionee is a Director on such date. Notwithstanding the preceding sentence, each Option granted under this Section 5.2 shall vest if the Outside Director dies while serving as an Outside Director, or ceases to serve as an Outside Director as a result of Retirement or Disability as provided in Section 3.4(b). Each Option granted to a Outside Director shall expire ten (10) years from the date of grant, subject to early termination as provided elsewhere in the Plan.

     5.3 DURATION OF OPTIONS. Each Option granted to an Employee or Advisor under this Article and all rights thereunder will expire on the date determined by the Committee, but in no event will any Option granted under this Article expire later than ten years after the date on which the Option is granted.
In addition, each Option will be subject to early termination as provided elsewhere in the Plan.

     5.4 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall be the Fair Market Value of the Plan Shares at the time of the grant of the Option.

     5.5 INDIVIDUAL OPTION AGREEMENTS. Each Employee, Outside Director or Advisor receiving Options under this Article will be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee, Outside Director or Advisor will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deem appropriate.


                                  ARTICLE VI
                               RESTRICTED STOCK

     6.1 TERMS AND CONDITIONS. Each Restricted Stock Grant confers upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company in accordance with the terms and conditions of each Participant's individual written agreement as set forth in Section 6.2. The general terms and conditions of the Restricted Stock awards shall be as follows:

          (a) Any shares of Common Stock awarded hereunder to a Participant shall be restricted for a period of time to be determined by the Committee for each participant at the time of the Award, which period shall be not less than one year or more than ten years. The restrictions shall prohibit the sale, assignment, transfer, pledge or other encumbrance of such shares, and will provide for possible reversion thereof to the Company in accordance with subparagraph (b) during the period of restriction.

          (b) All Restricted Stock awarded under this Plan to a Participant shall be forfeited and returned to the Company in the event the Participant ceases to be employed by, serve as a Director of, or serve as an Advisor to the Company or one of its Subsidiaries prior to the expiration of the period of restriction, unless the Participant's termination of employment is due to his or her death, Disability or Retirement. An Employee or Advisor who continues to be a Director shall not be deemed to have terminated employment or service.


          (c) In the event of a Participant's death or Disability, the restrictions under subparagraph (a) will lapse with respect to all Restricted Stock awarded to the Participant under this Plan prior to any such event, and the shares of Common Stock involved shall cease to be Restricted Stock within the meaning of this Plan and shall no longer be subject to forfeiture to the Company pursuant to subparagraph (b).

          (d) In the event of a Participant's Retirement, the restrictions under subparagraph (a) shall continue to apply unless the Committee in its discretion shall shorten the restriction period.

          (e) Stock certificates issued with respect to awards of Restricted Stock made under this Plan shall be registered in the name of the Participant, but shall be delivered by him or her to the Company together with a stock power endorsed in blank. Each such certificate shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE CRESCENT REAL ESTATE EQUITIES, INC. 1995 STOCK INCENTIVE PLAN AND THE AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND CRESCENT REAL ESTATE EQUITIES, INC. ENTERED INTO PURSUANT TO SUCH PLAN."

          (f) Upon the lapse of a restriction period as determined pursuant to subparagraph (a), the Company will return the stock certificates representing the shares with respect to which the restriction has lapsed to the Participant or his or her legal representative, and pursuant to the instruction of the Participant or his or her legal representative will issue a certificate for such shares which does not bear the legend set forth in subparagraph (e).

          (g) Any other securities or assets (other than ordinary cash dividends) which are received by a Participant with respect to Restricted Stock awarded to him, which is still subject to restrictions provided for in subparagraph (a), will be subject to the same restrictions and shall be delivered by the Participant to the Company as provided in subparagraph (e).


          (h) From the time of grant of the Restricted Stock Award, the Participant shall be entitled to exercise all rights attributable to the Restricted Stock, subject to forfeiture of such rights and the stock as provided in subparagraph (b).

     6.2 INDIVIDUAL AGREEMENTS. Each Participant receiving an Award of Restricted Stock under this Article will be required to enter into a written Restricted Stock Agreement with the Company. In such Restricted Stock Agreement, the Participant will agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.


                                  ARTICLE VII
                   OUTSIDE DIRECTOR STOCK-FOR-FEES ELECTIONS


     7.1 OUTSIDE DIRECTOR STOCK-FOR-FEES ELECTION. Each Outside Director shall be permitted to receive Director's Fees in the form of Common Stock rather than cash in accordance with the following provisions:

          (a) Each Outside Director shall have the right to elect to receive one-half or all of such Outside Director's Director's Fees in the form of Common Stock rather than cash by tendering an irrevocable written election to the Secretary of the Company pursuant to which all Director's Fees otherwise payable to the Outside Director shall be paid in the form of Common Stock as provided in (b) below. Such election shall become effective six (6) months after its delivery to the Secretary of the Company by the Outside Director. Such election shall remain in effect until the earlier of (i) the date six (6) months after such Outside Director shall have delivered to the Secretary of the Company irrevocable written notice that his or her election to receive Common Stock shall cease as of the date six months following delivery of the notice, or (ii) the date on which such Outside Director terminates as a member of the Board of Directors by reason of resignation, non-reelection, death, or disability. Any Outside Director who having terminated an election to receive Common Stock or having failed to elect to receive Common Stock rather than cash may elect to receive Director's Fees in the form of Common Stock as of the date six (6) months following delivery of irrevocable written notice of such election to the Secretary of the Company. An Outside Director who does not elect to have Director's Fees paid in Common Stock shall receive his or her remuneration in cash at such times that such remuneration is otherwise due.

          (b) If an Outside Director elects to receive payment of Director's Fees in the form of Common Stock, such Common Stock shall be issued as soon as practicable after the annual meeting of shareholders or meeting of the Board or Committee of the Board to which such remuneration relates. The number of shares of Common Stock to be issued to such Outside Director shall be determined by dividing:

          (i)  the remuneration otherwise payable to the Outside Director, by

          (ii) ninety percent (90%) of the Fair Market Value of the Company's Common Stock on the determination date on the rounding up or down any fractional share to the nearest whole share.

     The determination date shall be the date that the relevant payment of Director's Fees is payable.

          (c) Shares of Common Stock issued under this Article VII shall be free of any restrictions except for restrictions applicable under the Exchange Act.

     7.2 INCOME TAX. Each Outside Director who elects to receive Director's Fees in the form of Common Stock rather than cash shall be responsible for payment of federal, state, and local income taxes on the Fair Market Value of such Common Stock.


                                 ARTICLE VIII
                    TERMINATION, AMENDMENT AND ADJUSTMENT

     8.1 TERMINATION AND AMENDMENT. The Plan will terminate on June 11, 2005. No Awards will be granted under the Plan after that date of termination, although Awards granted prior to such date shall remain outstanding in accordance with their terms. Subject to the limitations contained in this
Section 8.1, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements and Restricted Stock Agreements to be used in connection herewith; provided that, without shareholder approval, no amendment or revision may (i) increase the maximum aggregate number of Plan Shares, except as permitted under Section 1.5 and
Section 8.2, (ii) change the minimum purchase price for shares under Article
IV or Article V or (iii) permit the granting of an Award to anyone other than as provided in the Plan; and provided further that, without shareholder approval, no amendment to the Plan will be effective that materially increases the benefits accruing to Participants, materially increases the number of securities that may be issued under the Plan or otherwise materially modifies the requirements as to eligibility for participation in the Plan, all within the meaning of Rule 16b-3 of the Exchange Act. In addition, if and to the extent required by Rule 16b-3 of the Exchange Act, the provisions of the Plan may not be amended more frequently than once every six months unless otherwise required by law and permitted by Rule 16b-3 of the Exchange Act. No amendment, suspension or termination of the Plan may, without the consent of the Optionee who has received an Award hereunder, alter or impair any of that Participant's rights or obligations under any Award granted under the Plan prior to that amendment, suspension or termination.

     8.2 ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment will be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan. A corresponding adjustment will be made in the number or kind of shares allocated to and purchasable under unexercised Options or shares of Restricted Stock with respect to which restrictions have not yet lapsed prior to any such change. Any such adjustment in outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share purchasable under the Option. Any new or additional or different class of securities that are distributed to a Participant in his capacity as the owner of Restricted Stock as granted hereunder shall be considered to be Restricted Stock and shall be subject to all of the conditions and restrictions provided herein applicable to Restricted Stock. The foregoing adjustments and the manner of application of the foregoing provisions will be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.


                                 ARTICLE  IX
                                MISCELLANEOUS


     9.1 OTHER COMPENSATION PLANS. The adoption of the Plan will not affect any other stock option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor will the Plan preclude the Company or any of its Subsidiaries from establishing any other forms of incentive or other compensation for Employees.

     9.2 PLAN BINDING ON SUCCESSORS. The Plan will be binding upon the successors and assigns of the Company and any of its Subsidiaries that adopt the Plan.

     9.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular will include the plan where appropriate, and the masculine pronoun will include the feminine gender.

     9.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.


                                  ARTICLE X
                                 DEFINITIONS

     As used herein with initial capital letters, the following terms have the meanings set forth unless the context clearly indicates to the contrary:

     10.1 "Advisor" means any person performing advisory or consulting services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Options in accordance with the Plan, provide that BONA FIDE services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

     10.2 "Award" means a grant of Options under Articles IV and V of the Plan or an Award of Restricted Stock under Article VI of the Plan.

     10.3  "Board" means the Board of Directors of the Company.

     10.4 "Cause" will mean an act or acts involving a felony, fraud, willful misconduct, commission of any act that causes or reasonably may be expected to cause substantial injury to the Company or other good cause. The term "other good cause" as used in this Section will include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude and substantial dependence, as judged by the Committee, on alcohol or any controlled substance. "Controlled substance" means a drug, immediate precursor or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention Control Act of 1970, as amended.

     10.5  "Code" means the Internal Revenue Code of 1986, as amended.

     10.6  "Committee" shall have the meaning set forth in Section 2. 1.

     10.7 "Common Stock" means the Common Stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

     10.8 "Company" means Crescent Real Estate Equities, Inc., a Maryland corporation, or upon consummation of the contemplated reorganization of Crescent Real Estate Equities, Inc., Crescent Real Estate Equities Trust, a Texas trust organized under the Texas Real Estate Investment Trust Act, as amended.

     10.9  "Director" means a member of the Board of Directors of the Company.

     10.10 "Director's Fees" means the remuneration otherwise payable to an Outside Director as an annual retainer and for attending meetings of the Board and meetings of the committees of the Board.

     10.11 "Disability" of a Participant shall be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuing period of not less than 12 months.

     10.12 "Effective Date" means June 12, 1995, or, if later, the date on which an amendment to this Plan is approved by the shareholders of the Company in accordance with the provisions of Sections 162(m) and 422 of the Code and Rule 16b-3 under the Exchange Act.

     10.13 "Employee" means an officer or other employee of the Company or of any of its subsidiaries that adopt the Plan, as defined under Section 3401(c) of the Code and the regulations promulgated thereunder.

     10.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     10.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     10.16 "Fair Market Value" means such value as will be determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange, such value will be determined by the Committee on the basis of the last sale price for the Common Stock on the date for which such determination is relevant, as reported on the New York Stock Exchange. If the Common Stock is traded on more than one exchange, such value will be determined on the basis of the exchange trading the greatest volume of shares on such date. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

     10.17 "Incentive Stock Option" means an Option granted under Article IV.

     10.18 "Nonqualified Stock Option" means an Option granted under Article V.

     10.19 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

     10.20 "Option Agreement" means an agreement between the Company and a Participant with respect to one or more Options.

     10.21 "Outside Director" means a Director who is not an Employee of the Company or a Subsidiary.

     10.22 "Participant" means an Employee, Director or Advisor to whom an Award has been granted hereunder.

     10.23 "Plan" means the 1995 Crescent Real Estate Equities, Inc. Stock Incentive Plan, as amended from time to time.

     10.24 "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

     10.25 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

     10.26 "Restricted Stock" means an Award of Common Stock granted under
Article VI.

     10.27 "Restricted Stock Agreement" means an agreement between the Company and a Participant with respect to an Award of Restricted Stock.

     10.28 "Retirement" means termination of employment or service as a Director on or after the date on which a Participant attains age 70.

     10.29 "Securities Act" means the Securities Act of 1933, as amended.

     10.30 "Subsidiary" means a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

     10.31 "Unit" means a unit of ownership interest in Crescent Real Estate Equities Limited Partnership, which is exchangeable on a one-for-one basis for shares of Common Stock, or, at the option of the Company, the cash equivalent thereof.

                                                                       EXHIBIT B

                              DECLARATION OF TRUST

                                       OF

                       CRESCENT REAL ESTATE EQUITIES TRUST


     The undersigned, acting as the Trust Managers of a real estate investment trust under the Texas Real Estate Investment Trust Act, as amended (the "Texas REIT Act"), hereby adopt the following Declaration of Trust.


                                    ARTICLE I

                                      NAME

     The name of the trust (the "Trust") is Crescent Real Estate Equities Trust. An assumed name certificate setting forth such name has been filed in the manner prescribed by law.


                                   ARTICLE II

                                    DURATION

     The duration of the Trust is perpetual.


                                   ARTICLE III

                              PURPOSES AND POWERS

     The Trust is formed pursuant to the Texas REIT Act and has the following as its purposes:

     To purchase, hold, lease, manage, sell, exchange, develop, subdivide and improve real property and interests in real property, and in general, to carry on any other business and do any other acts in connection with the foregoing and to have and exercise all powers conferred by the laws of the State of Texas now or hereafter in force upon real estate investment trusts formed under the Texas REIT Act, or any successor statute, in each case as the same may be amended, modified or supplemented from time to time, and to do any or all of the things hereinafter set forth or set forth in the Texas REIT Act, or any successor statute, in each case as the same may be amended, modified or supplemented from time to time, to the same extent as natural persons might or could do. The term "real property" and the term "interests in real property" for the purposes stated herein shall not include severed mineral, oil or gas royalty interests.

     Without in any manner limiting the generality of the foregoing, and in addition to all the powers conferred by the laws of the State of Texas now or hereafter in force upon real estate investment trusts formed under the Texas REIT Act, or any successor statute, in each case as the same may be amended, modified or supplemented from time to time, the Trust shall have the power (i) to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange and otherwise dispose of or deal with real and personal property directly or through one or more subsidiaries or affiliates; (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing; and (iii) in general, to possess and exercise all the purposes, powers, rights and privileges granted to, or conferred upon real estate investment trusts by the laws of the State of Texas now or hereafter in force, and to exercise any powers suitable, convenient or proper for the accomplishment of any of the purposes herein enumerated, implied or incidental to the powers or purposes herein specified, or which at any time may appear conducive to or expedient for the accomplishment of any such purposes.

     The foregoing shall, except where otherwise expressed, in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of this Declaration of Trust, or of any amendment hereto or restatement hereof, and shall each be regarded as independent, and shall each be construed as powers as well as purposes.


                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT

     The address of the initial principal office and place of business of the Trust is 777 Main Street, Suite 2100, Fort Worth, Texas. The address of the Trust's registered office is 777 Main Street, Suite 2100, Fort Worth, Texas, and the name of its registered agent at that address is David M. Dean.


                                    ARTICLE V

                             BOARD OF TRUST MANAGERS

     SECTION 1 Trust Managers.

     The names and business addresses of the Trust Managers are as follows:

             Name                                Mailing Address
             ----                                ---------------

     Richard E. Rainwater                  777 Main Street, Suite 2100
                                           Fort Worth, TX  76102

     Gerald W. Haddock                     777 Main Street, Suite 2100
                                           Fort Worth, TX  76102

     John C. Goff                          777 Main Street, Suite 2100
                                           Fort Worth, TX  76102

     Morton H. Meyerson                    777 Main Street, Suite 2100
                                           Fort Worth, TX  76102

     Anthony M. Frank                      777 Main Street, Suite 2100
                                           Fort Worth, TX  76102

     Paul E. Rowsey, III                   777 Main Street, Suite 2100
                                           Fort Worth, TX  76102

     William F. Quinn                      777 Main Street, Suite 2100
                                           Fort Worth, TX  76102


     SECTION 2 Number of Trust Managers.

     The initial number of Trust Managers of the Trust shall be seven (7). From and after the date hereof, the number of Trust Managers of the Trust shall be fixed by, or in the manner provided in, the Bylaws of the Trust, and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws, but in no event shall there be less than three (3) or more than twenty-five (25) Trust Managers.

     SECTION 3 Classification of Board of Trust Managers.

     The Trust Managers, other than those who may be elected by the holders of any series of Preferred Shares, shall be divided into three classes, as nearly equal in number as possible. One class of Trust Managers initially shall have a term expiring at the annual meeting of shareholders to be held in 1997, another class initially shall have a term expiring at the annual meeting of shareholders to be held in 1998, and another class initially shall have a term expiring at the annual meeting of shareholders to be held in 1999. Members of each class shall hold office until their respective successors are elected and qualified. At each succeeding annual meeting of the shareholders of the Trust, the successors of the class of Trust Managers whose term expires at that meeting shall be elected by a majority vote of all votes cast at such meeting, to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election.


                                   ARTICLE VI

                               AUTHORIZED SHARES

     SECTION 1 Total Capitalization.

     The aggregate number of shares of beneficial interest of all classes of shares of beneficial interest that the Trust shall have authority to issue is Seven Hundred Million (700,000,000) shares, consisting of (i) One Hundred Million (100,000,000) preferred shares, par value $0.01 per share (the "Preferred Shares"); (ii) Two Hundred Fifty Million (250,000,000) common shares, par value $0.01 per share (the "Common Shares"); and (iii) Three Hundred Fifty Million (350,000,000) excess shares, par value $0.01 per share (the

"Excess Shares"). The Preferred Shares and the Common Shares are sometimes referred to collectively herein as the "Equity Shares."

     SECTION 2 Preferred Shares.

     The Preferred Shares may be issued from time to time in one or more series as authorized by the Board of Trust Managers. Prior to the issuance of shares of each such series, the Board of Trust Managers, by resolution, shall fix the number of shares to be included in each series, and the terms, rights, restrictions and qualifications of the shares of each series. The authority of the Board of Trust Managers with respect to each series shall include, but not be limited to, determination of the following:

     (i) The designation of the series, which may be by distinguishing number, letter or title.

     (ii) The dividend rate on the shares of the series, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series.

    (iii) The redemption rights, including conditions and the price or prices, if any, for shares of the series.

     (iv) The terms and amounts of any sinking fund for the purchase or redemption of shares of the series.

      (v) The rights of the shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Trust, and the relative rights of priority, if any, of payment of shares of the series.

     (vi) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Trust or any other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

    (vii) Restrictions on the issuance of shares of the same series or of any other class or series.

   (viii) The voting rights, if any, of the holders of shares of the series.

     (ix) Any other relative rights, preferences and limitations on that series.

     Subject to the express provisions of any other series of Preferred Shares then outstanding, and notwithstanding any other provision of this Declaration of Trust, the Board of Trust Managers may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares, or alter the designation or classify or reclassify any unissued shares of a particular series of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the shares, the terms, rights, restrictions and qualifications of the shares of any such series of Preferred Shares.

     SECTION 3 Common Shares.

     (A) COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

     (B) DIVIDEND RIGHTS. The holders of Common Shares shall be entitled to receive such dividends as may be declared by the Board of Trust Managers out of funds legally available therefor.

     (C) RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets, of the Trust, the aggregate assets available for distribution to holders of Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to paragraph C of Section 6.4 hereof) shall be determined in accordance with applicable law. Except as provided below as a consequence of the limitations on distributions to holders of Excess Shares, each holder of Common Shares shall be entitled to receive, ratably with (i) each other holder of Common Shares and (ii) each holder of Excess Shares resulting from the exchange of Common Shares, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares held by such holder bears to the total number of outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares then outstanding. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder of Excess Shares exceed (i) the price per share such holder paid for the Common Shares in the purported Transfer or Acquisition (as those terms are defined in paragraph A of Section 6.4) or change in capital structure or other transaction or event that resulted in the Excess Shares or (ii) if the holder did not give full value for such Excess Shares (as through a gift, a devise or other event or transaction) a price per share equal to the Market Price (as that term is defined in paragraph A of Section 6.4) for the Common Shares on the date of the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and other holders of Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

     (D) VOTING RIGHTS. Except as may be provided in this Declaration of Trust, and subject to the express terms of any series of Preferred Shares, the holders of Common Shares shall have the exclusive right to vote on all matters (as to which a common shareholder shall be entitled to vote pursuant to applicable law) at all meetings of the shareholders of the Trust, and shall be entitled to one (1) vote for each Common Share entitled to vote at such meeting.

     SECTION 4 Restrictions on Ownership, Transfer, Acquisition and Redemption of Shares.

     (A) DEFINITIONS. For purposes of Sections 6.4 and 6.5, the following terms shall have the following meanings:

          "Acquire" shall mean the acquisition of Beneficial or Constructive Ownership of Equity Shares by any means, including, without limitation, the exercise of any rights under any option, warrant, convertible security, pledge or other security interest or similar right to acquire shares, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner. The terms "Acquires" and "Acquisition" shall have correlative meanings.

          "Beneficial Ownership" shall mean ownership of Equity Shares by an individual who would be treated as an owner of such shares under Section 542(a)(2) of the Code, either directly or constructively through the application of Section 544, as modified by Section 856(h)(1)(B). For purposes of this definition, the term "individual" also shall include any organization, trust or other entity that is treated as an individual for purposes of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Own," "Beneficially Owns" and "Beneficially Owned" shall have correlative meanings.

          "Beneficiary" shall mean a beneficiary of the Excess Shares Trust as determined pursuant to paragraph A of Section 6.5.

          "Board of Trust Managers" shall mean the Board of Trust Managers of the Trust.

          "Bylaws" shall mean the Bylaws of the Trust, as the same are in effect from time to time.

          "Closing Price" on any day shall mean the last sale price, regular way on such day, or, if no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the affected class or series of Equity Shares is not so listed or admitted to trading, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange (including the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System) on which the affected class or series of Equity Shares is listed or admitted to trading or, if the affected class or series of Equity Shares is not so listed or admitted to trading, the last quoted price or, if not quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal automated quotation system then in use or, if the affected class or series of Equity Shares is not so quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Trust Managers making a market in the affected class or series of Equity Shares, or, if there is no such market maker or such closing prices otherwise are not available, the fair market value of the affected class or series of Equity Shares as of such day, as determined by the Board of Trust Managers in its discretion.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

          "Common Shares Ownership Limit" shall mean 8.0 percent of the outstanding Common Shares of the Trust, or, from and after the date hereof, such greater percentage of the outstanding Common Shares of the Trust as the Board of Trust Managers may establish pursuant to the authority expressly vested in the Board of Trust Managers in paragraph K of this Section 6.4 (but in no event to more than 9.9 percent of the outstanding Common Shares of the Trust, as so adjusted), subject to the limitations contained in paragraph L of this Section 6.4.

          "Constructive Ownership" shall mean ownership of Equity Shares by a Person who would be treated as an owner of such shares, either actually or constructively, directly or indirectly, through the application of Section 318 of the Code, as modified by Section 856(d)(5) thereof. The terms "Constructive Owner," "Constructively Own," "Constructively Owns" and "Constructively Owned" shall have correlative meanings.

          "Equity Shares" shall mean collectively shares of the Trust that are either Common Shares or Preferred Shares.

          "Excess Shares Trust" shall mean the trust created pursuant to paragraph A of Section 6.5.

          "Excess Shares Trustee" shall mean the Trust as trustee for the Excess Shares Trust, and any successor trustee appointed by the Trust.

          "Existing Holder" shall mean collectively Richard E. Rainwater and any sibling (whether by the whole or half blood), spouse, ancestor or lineal descendant thereof (provided that in the event the definition of "Family" pursuant to Section 544(a)(2) of the Code shall be amended, the foregoing definition shall be deemed to be similarly amended).

          "Existing Holder Limit" shall mean initially 17.9 percent of the outstanding Common Shares of the Trust, or, from and after the date hereof, such lesser percentage of the outstanding Common Shares of the Trust as the Board of Trust Managers may establish from time to time pursuant to the authority expressly vested in the Board of Trust Managers in paragraph J of this Section 6.4, subject to the limitations contained in paragraph L of this Section 6.4. For purposes of the application of the Existing Holder Limit, the Existing Holder shall be deemed to own the sum of (a) the Common Shares Beneficially or Constructively Owned by the Existing Holder and (b) the Common Shares the Existing Holder would Beneficially or Constructively Own upon exercise of any conversion right, option or other right (without regard to any temporal restrictions on the exercise thereof) to directly or indirectly Acquire Beneficial or Constructive Ownership of Common Shares. For purposes of determining the Existing Holder Limit, the Common Shares outstanding shall be deemed to include the maximum number of shares that the Existing Holder may Beneficially and Constructively Own pursuant to any conversion right, option or other right (without regard to any temporal restrictions on the exercise thereof). From and after the date hereof and prior to the Restriction Termination Date, the Secretary of the Trust, or such other person as shall be designated by the Board of Trust Managers, shall maintain and, upon request, make available to the Existing Holder or the Board of Trust Managers, a schedule which sets forth the then-current Existing Holder Limit.

          "Market Price" on any day shall mean the average of the Closing Prices for the ten (10) consecutive Trading Days immediately preceding such day (or those days during such 10-day period for which Closing Prices are available).

          "Ownership Limit" shall mean the Common Shares Ownership Limit or the Preferred Shares Ownership Limit, or both, as the context may require.

          "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter which participated in a public offering of Equity Shares for a period of sixty (60) days following the purchase by such underwriter of such Equity Shares therein, provided that the foregoing exclusion shall apply only if the ownership of such Equity Shares by an underwriter or underwriters participating in a public offering would not cause the Trust to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(a) of the Code or otherwise cause the Trust to fail to qualify as a REIT.

          "Preferred Shares Ownership Limit" shall mean 9.9 percent of the outstanding shares of a particular series of Preferred Shares of the Trust.

          "Purported Beneficial Holder" shall mean, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the Person for whom the applicable Purported Record Holder held the Equity Shares that were, pursuant to paragraph C of this Section 6.4, automatically exchanged for Excess Shares upon the occurrence of such event or transaction. The Purported Beneficial Holder and the Purported Record Holder may be the same Person.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer or Acquisition which results in Excess Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Shares if such Transfer or Acquisition had been valid under paragraph B of this Section 6.4. The Purported Beneficial Transferee and the Purported Record Transferee may be the same Person.

          "Purported Record Holder" shall mean, with respect to any event or transaction other than a purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares that were, pursuant to paragraph C of this Section 6.4, automatically exchanged for Excess Shares upon the occurrence of such an event or transaction. The Purported Record Holder and the Purported Beneficial Holder may be the same Person.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer or Acquisition which results in Excess Shares, the record holder of the Equity Shares if such Transfer had been valid under paragraph B of this Section 6.4. The Purported Record Transferee and the Purported Beneficial Transferee may be the same Person.

          "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code.

          "Restriction Termination Date" shall mean the first day after the date hereof on which the Board of Trust Managers and the shareholders of the Trust determine that it is no longer in the best interests of the Trust to attempt, or continue, to qualify as a REIT.

          "Trading Day" shall mean a day on which the principal national securities exchange on which the affected class or series of Equity Shares is listed or admitted to trading is open for the transaction of business or, if the affected class or series of Equity Shares is not listed or admitted to trading, shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Transfer" shall mean any sale, transfer, gift, hypothecation, assignment, devise or other disposition of a direct or indirect interest in Equity Shares or the right to vote or receive dividends on Equity Shares (including (i) the granting of any option (including any option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Equity Shares or the right to vote or receive dividends on Equity Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Shares (including the Exchange Rights, granted under the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, as the same may be amended or restated from time to time, to the limited partners thereunder, to acquire Common Shares), whether voluntary or involuntary, of record, constructively or beneficially, and whether by operation of law or otherwise. The terms "Transfers," "Transferred" and "Transferable" shall have correlative meanings.

     (B)  OWNERSHIP AND TRANSFER LIMITATIONS.

          (1) Notwithstanding any other provision of this Declaration of Trust, except as provided in paragraph I of this Section 6.4 and Section 6.6, from and after the date hereof and prior to the Restriction Termination Date, (i) no Person (other than the Existing Holder) shall Beneficially or Constructively Own Common Shares in excess of the Common Shares Ownership Limit; (ii) the Existing Holder shall not Beneficially or Constructively Own Common Shares in excess of the Existing Holder Limit; and (iii) no Person shall Beneficially or Constructively Own shares of any series of Preferred Shares in excess of the Preferred Shares Ownership Limit.

          (2) Notwithstanding any other provision of this Declaration of Trust, except as provided in paragraph I of this Section 6.4 and Section 6.6, from and after the date hereof and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would result in any Person (other than the Existing Holder) Beneficially or Constructively Owning Equity Shares in excess of the applicable Ownership Limit shall be void AB INITIO as to the Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would otherwise be Beneficially or Constructively Owned by such Person in excess of the applicable Ownership Limit, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder, as applicable, shall acquire any rights in that number of Equity Shares.

          (3) Notwithstanding any other provision of this Declaration of Trust, except as provided in Paragraph I of this Section 6.4 and in Section 6.6, from and after the date hereof and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership of Common Shares and/or Preferred Shares or other event or transaction that, if effective, would result in the Existing Holder Beneficially or Constructively Owning (i) Common Shares in excess of the Existing Holder Limit or (ii) Preferred Shares in excess of the Preferred Shares Ownership Limit shall be void AB INITIO as to the Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in the Beneficial or Constructive Ownership or other event or transaction with respect to that number of Common Shares which otherwise would be Beneficially or Constructively Owned by the Existing Holder in excess of the Existing Holder Limit and/or that number of Preferred Shares which otherwise would be Beneficially or Constructively Owned by the Existing Holder in excess of the Preferred Shares Ownership Limit, as the case may be, and the Existing Holder shall acquire no rights in that number of Common Shares and/or Preferred Shares.

          (4) Notwithstanding any other provision of this Declaration of Trust, except as provided in Section 6.6, from and after the date hereof and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership (including actual ownership) of Equity Shares or other event or transaction that, if effective, would result in the Equity Shares being actually owned by fewer than one hundred (100) Persons (determined without reference to any rules of attribution) shall be void AB INITIO as to the Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership (including actual ownership) or other event or transaction with respect to that number of Equity Shares which otherwise would be owned by the transferee, and the intended transferee or subsequent owner (including a Beneficial or Constructive Owner) shall acquire no rights in that number of Equity Shares.

          (5) Notwithstanding any other provision of this Declaration of Trust, except as provided in Section 6.6, from and after the date hereof and prior to the Restriction Termination Date, any Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would cause the Trust to fail to qualify as a REIT by reason of being "closely held" within the meaning of Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Trust to fail to qualify as a REIT shall be void AB INITIO as to the Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Trust to be "closely held" within the meaning of
Section 856(h) of the Code or otherwise, directly or indirectly, would cause the Trust to fail to qualify as a REIT, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

          (6) Notwithstanding any other provision of this Declaration of Trust, except as provided in Section 6.6, from and after the date hereof and prior to the Restriction Termination Date, any Transfer, Acquisition, change in capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction that, if effective, would (i) cause the Trust to own (directly or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code and (ii) cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Code, shall be void AB INITIO as to the Transfer, Acquisition, change in capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership or other event or transaction with respect to that number of Equity Shares which would cause the Trust to own an interest (directly or Constructively) in a tenant that is described in Section 856(d)(2)(B) of the Code, and none of the Purported Beneficial Transferee, the Purported Record Transferee, the Purported Beneficial Holder or the Purported Record Holder shall acquire any rights in that number of Equity Shares.

          (7) It is expressly intended that the restrictions on ownership and transfer described in this Section 6.4(B) shall apply to the exchange rights provided in Section 8.6 of the First Amended and Restated Agreement of Limited Partnership of Crescent Real Estate Equities Limited Partnership, as the same has been and may from time to time hereafter be amended, modified or supplemented (the "Crescent Partnership Agreement"), of Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership ("Crescent Partnership"). Notwithstanding any of the provisions of the Crescent Partnership Agreement to the contrary, a partner of Crescent Partnership shall not be entitled to effect an exchange of an interest in Crescent Partnership into Common Shares if the Beneficial or Constructive Ownership of such Common Shares would be prohibited under the provisions of this Section 6.4(B).

     (C)  EXCHANGE FOR EXCESS SHARES.

          (1)  If, notwithstanding the other provisions contained in this
Article VI, at any time from and after the date hereof and prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in the Beneficial or Constructive Ownership of Equity Shares or other event or transaction such that (i) any Person (other than the Existing Holder) would Beneficially or Constructively Own Equity Shares in excess of the applicable Ownership Limit or (ii) the Existing Holder would Beneficially or Constructively Own Common Shares in excess of the Existing Holder Limit or any series of Preferred Shares in excess of the Preferred Shares Ownership Limit, then, except as otherwise provided in paragraph I of this Section 6.4, such number of Equity Shares (rounded up to the next whole number of shares) in excess of the applicable Ownership Limit or the Existing Holder Limit, as the case may be, automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article VI requires different terms. Such exchange shall be effective as of the close of business on the business day next preceding the date of the purported Transfer, Acquisition, change in capital structure, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction.

          (2)  If, notwithstanding the other provisions contained in this
Article VI, at any time from and after the date hereof and prior to the Restriction Termination Date, there is a purported Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in Beneficial or Constructive Ownership of Equity Shares or other event or transaction which, if effective, would result in a violation of any of the restrictions described in subparagraphs (2), (3), (4), (5) and (6) of paragraph B of this Section 6.4 or, directly or indirectly, would for any reason cause the Trust to fail to qualify as a REIT, then the number of Equity Shares (rounded up to the next whole number of shares) being Transferred or Acquired or which are otherwise affected by the change in capital structure or other purported change in Beneficial or Constructive Ownership or other event or transaction and which would result in a violation of any of the restrictions described in subparagraphs (2), (3), (4), (5) and
(6) of paragraph B of this Section 6.4 or, directly or indirectly, would for any reason cause the Trust to fail to qualify as a REIT, automatically shall be exchanged for an equal number of Excess Shares having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article VI requires different terms. Such exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer, Acquisition, change in capital structure, or other purported change in Beneficial or Constructive Ownership or other event or transaction.

     (D) REMEDIES FOR BREACH. If the Board of Trust Managers or its designee shall at any time determine in good faith that a Transfer, Acquisition, or change in the capital structure of the Trust or other purported change in Beneficial or Constructive Ownership or other event or transaction has taken place in violation of paragraph B of this Section 6.4 or that a Person intends to Acquire or has attempted to Acquire Beneficial or Constructive Ownership of any Equity Shares in violation of paragraph B of this Section 6.4, the Board of Trust Managers or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, Acquisition, or change in the capital structure of the Trust, or other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or other event or transaction, including, but not limited to, refusing to give effect thereto on the books of the Trust or instituting injunctive proceedings with respect thereto; provided, however, that any Transfer, Acquisition, change in the capital structure of the Trust, attempted Transfer, or other attempt to Acquire Beneficial or Constructive Ownership of any Equity Shares or event or transaction in violation of subparagraphs (2),
(3), (4), (5) or (6) of paragraph B of this Section 6.4 (as applicable) shall be void AB INITIO and, where applicable, automatically shall result in the exchange described in paragraph C of this Section 6.4, irrespective of any action (or inaction) by the Board of Trust Managers or its designee.

     (E) NOTICE OF RESTRICTED TRANSFER. Any Person who Acquires or attempts to Acquire Beneficial or Constructive Ownership of Equity Shares in violation of paragraph B of this Section 6.4 and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Equity Shares resulting in an exchange for Excess Shares, pursuant to paragraph C of this Section 6.4, or otherwise, immediately shall give written notice to the Trust, or, in the event of a proposed or attempted Transfer or Acquisition or purported change in Beneficial or Constructive Ownership, shall give at least fifteen
(15) days prior written notice to the Trust, of such event and shall promptly provide to the Trust such other information as the Trust, in its sole discretion, may request in order to determine the effect, if any, of such Transfer, attempted Transfer,

Acquisition, attempted Acquisition or other purported change in Beneficial or Constructive Ownership on the Trust's status as a REIT.

     (F) OWNERS REQUIRED TO PROVIDE INFORMATION. From and after the date hereof and prior to the Restriction Termination Date:

          (1) Every Beneficial or Constructive Owner of more than 5 percent, or such lower percentage or percentages as determined pursuant to regulations under the Code or as may be requested by the Board of Trust Managers in its sole discretion, of the outstanding shares of any class or series of Equity Shares of the Trust annually shall, no later than January 31 of each calendar year, give written notice to the Trust stating (i) the name and address of such Beneficial or Constructive Owner; (ii) the number of shares of each class or series of Equity Shares Beneficially or Constructively Owned; and
(iii) a description of how such shares are held. Each such Beneficial or Constructive Owner promptly shall provide to the Trust such additional information as the Trust, in its sole discretion, may request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Trust's status as a REIT and to ensure compliance with the applicable Ownership Limit or the Existing Holder Limit and other restrictions set forth herein.

          (2) Each Person who is a Beneficial or Constructive Owner of Equity Shares and each Person (including the shareholder of record) who is holding Equity Shares for a Beneficial or Constructive Owner promptly shall provide to the Trust such information as the Trust, in its sole discretion, may request in order to determine the Trust's status as a REIT, to comply with the requirements of any taxing authority or other governmental agency, to determine any such compliance or to ensure compliance with the applicable Ownership Limit or the Existing Holder Limit and other restrictions set forth herein.

     (G)  REMEDIES NOT LIMITED.  Nothing contained in this Article VI except
Section 6.6 hereof shall limit the scope or application of the provisions of this Section 6.4, the ability of the Trust to implement or enforce compliance with the terms thereof or the authority of the Board of Trust Managers to take any such other action or actions as it may deem necessary or advisable to protect the Trust and the interests of its shareholders by preservation of the Trust's status as a REIT and to ensure compliance with the applicable Ownership Limit or the Existing Holder Limit and other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Trust.

     (H) AMBIGUITY. In the case of ambiguity in the application of any of the provisions of this Section 6.4, including any definition contained in paragraph A hereof, the Board of Trust Managers shall have the power and authority, in its sole discretion, to determine the application of the provisions of this Section 6.4 with respect to any situation, based on the facts known to it.

     (I) EXCEPTIONS. The Board of Trust Managers, upon receipt of a ruling from the Internal Revenue Service, an opinion of counsel, or other evidence satisfactory to the Board of Trust Managers, in its sole discretion, in each case to the effect that the restrictions contained in subparagraphs (4), (5) and (6) of paragraph B of this Section 6.4 will not be violated, may waive or change, in whole or in part, the application of the applicable Ownership Limit with respect to any Person that is not an individual, as such term is defined in Section 542(a)(2) of the Code. In connection with any such waiver or change, the Board of Trust Managers may require such representations and undertakings from such Person or affiliates and may impose such other conditions, as the Board deems necessary, advisable or prudent, in its sole discretion, to determine the effect, if any, of the proposed transaction or ownership of Equity Shares on the Trust's status as a REIT.

     (J) REDUCTION OF EXISTING HOLDER LIMIT. The Board of Trust Managers is hereby expressly vested with the full power and authority to reduce the Existing Holder Limit as in effect from time to time on and after the date hereof, with the written consent of Richard E. Rainwater or his successor-in-interest or designee. No such reduction shall constitute or be deemed to constitute an amendment of this Declaration of Trust, and shall take effect automatically without any action on the part of any shareholder as of the date specified by the Board of Trust Managers that is subsequent to the Board resolution approving and effecting such reduction.

     (K) INCREASE IN COMMON SHARES OWNERSHIP LIMIT. Subject to the limitations contained in paragraph L of this Section 6.4, the Board of Trust Managers is hereby expressly vested with the full power and authority from time to time to increase the Common Shares Ownership Limit. No such increase shall constitute or be deemed to constitute an amendment of this Declaration of Trust, and shall take effect automatically without any action on the part of any shareholder as of the date specified by the Board of Trust Managers that is subsequent to the Board resolution approving and effecting such reduction.

     (L)  LIMITATIONS ON MODIFICATIONS.

          (1) The Ownership Limit for a class or series of Equity Shares may not be increased and no additional ownership limitations may be created if, after giving effect to such increase or creation the Trust would be "closely held" within the meaning of Section 856(h) of the Code (assuming ownership of Equity Shares by all Persons (other than the Existing Holder) equal to the greatest of (i) the actual ownership, (ii) the Beneficial Ownership of Equity Shares by each Person, or (iii) the applicable Ownership Limit with respect to such Person, and assuming the ownership by the Existing Holder of Common Shares equal to the Existing Holder Limit and shares of any series of Preferred Shares equal to the Preferred Shares Ownership Limit).

          (2) Prior to any modification of the Ownership Limit or the Existing Holder Limit with respect to any Person, the Board of Trust Managers may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary, advisable or prudent, in its sole discretion, in order to determine or ensure the Trust's status as a REIT.

          (3) Neither the Common Shares Ownership Limit nor the Preferred Shares Ownership Limit may be increased to a percentage that is greater than
9.9 percent.

          (4)  The Existing Holder Limit may not be increased.

     (M) LEGEND. Each certificate for Equity Shares shall bear substantially the following legend:

               "The securities represented by this certificate are subject to the restrictions on transfer and ownership for the purpose of maintenance of the Trust's status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended
          (the "Code"). Except as otherwise provided pursuant to the Declaration of Trust of the Trust, no Person may (i)
          Beneficially or Constructively Own Common Shares of the
          Trust in excess of 8.0 percent (or such greater percent as may be determined by the Board of Trust Managers of the Trust) of the outstanding Common Shares (except in such circumstances as the Existing Holder Limit shall apply);
          (ii) Beneficially or Constructively Own
          shares of any series of Preferred Shares of the Trust in excess of
          9.9 percent of the outstanding shares of such series of Preferred Shares; or (iii) Beneficially or Constructively Own Common Shares or Preferred Shares (of any class or series) which would result in the Trust being "closely held" under Section 856(h) of the Code or which otherwise would cause the Trust to fail to qualify as a REIT. Any Person who has Beneficial or Constructive Ownership, or who Acquires or attempts to Acquire Beneficial or Constructive Ownership of Common
          Shares and/or Preferred Shares in excess of the above limitations and any Person who Beneficially or Constructively Owns Excess Shares as a transferee of Common
          Shares or Preferred Shares resulting in an exchange for Excess Shares (as described below) immediately must notify the Trust in writing or, in the event of a proposed or attempted Transfer or Acquisition or purported change in the Beneficial or Constructive Ownership, must give written notice to the Trust at least fifteen (15) days prior to the proposed or attempted transfer, transaction or other event.
          Any Transfer or Acquisition of Common Shares and/or
          Preferred Shares or other event which results in violation of the ownership or transfer limitations set forth in the Declaration of Trust of the Trust shall be void AB INITIO and the Purported Beneficial and Record Transferee shall not have or acquire any rights in such Common Shares and/or
          Preferred Shares. If the transfer and ownership limitations referred to herein are violated, the Common Shares or Preferred Shares represented hereby automatically will be exchanged for Excess Shares to the extent of violation of such limitations, and such Excess Shares will be held in trust by the Trust, all as provided by the Declaration of Trust of the Trust. All defined terms used in this legend have the meanings identified in the Declaration of Trust of the Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests."

     SECTION 5 Excess Shares.

          (A) OWNERSHIP IN TRUST. Upon any purported Transfer, Acquisition, change in the capital structure of the Trust, or other purported change in the Beneficial or Constructive Ownership or event or transaction that results in Excess Shares pursuant to paragraph C of Section 6.4, such Excess Shares shall be deemed to have been transferred to the Trust, as Excess Shares Trustee of an Excess Shares Trust for the benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Shares may later be transferred pursuant to paragraph E of this Section 6.5. Excess Shares so held in trust shall be issued and outstanding shares of the Trust. The Purported Record Transferee (or Purported Record Holder) shall have no rights in such Excess Shares except the right to designate a transferee of such Excess Shares upon the terms specified in paragraph E of this Section 6.5. The Purported Beneficial Transferee (or Purported Beneficial Holder) shall have no rights in such Excess Shares except as provided in paragraphs C and E of this Section 6.5.

          (B) DIVIDEND RIGHTS. Excess Shares shall not be entitled to any dividends or distributions (except as provided in Paragraph C of this Section 6.5). Any dividend or distribution paid prior to the discovery by the Trust that the Equity Shares have been exchanged for Excess Shares shall be repaid to the

Trust upon demand, and any dividend or distribution declared but unpaid at the time of such discovery shall be void AB INITIO with respect to such Excess Shares.

          (C)  RIGHTS UPON LIQUIDATION.

               (1) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Trust, each holder of Excess Shares resulting from the exchange of Preferred Shares of any specified series shall be entitled to receive, ratably with each other holder of Excess Shares resulting from the exchange of Preferred Shares of such series and each holder of Preferred Shares of such series, such accrued and unpaid dividends, liquidation preferences and other preferential payments, if any, as are due to holders of Preferred Shares of such series. In the event that holders of shares of any series of Preferred Shares are entitled to participate in the Trust's distribution of its residual assets, each holder of Excess Shares resulting from the exchange of Preferred Shares of any such series shall be entitled to participate, ratably with (i) each other holder of Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (ii) each holder of Preferred Shares of all series entitled to so participate; and (iii) each holder of Common Shares resulting from the exchange of Common Shares (to the extent permitted by paragraph C of Section
6.4 hereof), that portion of the aggregate assets available for distribution (determined in accordance with applicable law) as the number of such Excess Shares held by such holder bears to the total number of (i) outstanding Excess Shares resulting from the exchange of Preferred Shares of all series entitled to so participate; (ii) outstanding Preferred Shares of all series entitled to so participate; and (iii) outstanding Common Shares and Excess Shares resulting from the exchange of Common Shares. The Trust, as holder of Excess Shares in trust, or, if the Trust shall have been dissolved, any trustee appointed by the Trust prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Trust. Anything to the contrary herein notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares resulting from the exchange of Preferred Shares exceed (i) the price per share such holder paid for the Preferred Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (ii) if the holder did not give full value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Preferred Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Preferred Shares and Excess Shares resulting from the exchange of Preferred Shares to the extent permitted by the foregoing limitations.

               (2) Except as provided below, in the event of any voluntary or involuntary liquidation, dissolution or winding up, or any other distribution of the assets, of the Trust, each holder of Excess Shares resulting from the exchange of Common Shares shall be entitled to receive, ratably with (i) each other holder of such Excess Shares and (ii) each holder of Common Shares, that portion of the aggregate assets available for distribution to holders of Common Shares (including holders of Excess Shares resulting from the exchange of Common Shares pursuant to paragraph C of
Section 6.4 hereof), determined in accordance with applicable law, as the number of such Excess Shares held by such holder bears to the total number of outstanding Common Shares and outstanding Excess Shares resulting from the exchange of Common Shares then outstanding. The Trust, as holder of the Excess Shares in trust, or, if the Trust shall have been dissolved, any trustee appointed by the Trust prior to its dissolution, shall distribute ratably to the Beneficiaries of the Excess Shares Trust, when determined, any such assets received in respect of the Excess Shares in any liquidation, dissolution or winding up, or any distribution of the assets, of the Trust. Anything herein to the contrary notwithstanding, in no event shall the amount payable to a holder with respect to Excess Shares exceed (i) the price per share such holder paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (ii) if the holder did not give full value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure or other transaction or event that resulted in such Excess Shares. Any amount available for distribution in excess of the foregoing limitations shall be paid ratably to the holders of Common Shares and Excess Shares resulting from the exchange of Common Shares to the extent permitted by the foregoing limitations.

          (D) VOTING RIGHTS. The holders of Excess Shares shall not be entitled to vote on any matters (except as required by the Texas REIT Act).

          (E)  RESTRICTIONS ON TRANSFER; DESIGNATION OF BENEFICIARY.

               (1) Excess Shares shall not be Transferable. The Purported Record Transferee (or Purported Record Holder) may freely designate a Beneficiary of its interest in the Excess Shares Trust (representing the number of Excess Shares held by the Excess Shares Trust attributable to the purported Transfer that resulted in the Excess Shares), if (i) the Excess Shares held in the Excess Shares Trust would not be Excess Shares in the hands of such Beneficiary and (ii) the Purported Beneficial Transferee (or Purported Beneficial Holder) does not receive a price for designating such Beneficiary that reflects a price per share for such Excess Shares that exceeds (x) the price per share such Purported Beneficial Transferee (or Purported Beneficial Holder) paid for the Equity Shares in the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares or (y) if the Purported Beneficial Transferee (or Purported Beneficial Holder) did not give value for such Excess Shares (as through a gift, devise or other event or transaction), a price per share equal to the Market Price for the Equity Shares on the date of the purported Transfer, Acquisition, change in capital structure, or other transaction or event that resulted in the Excess Shares. Upon such Transfer of an interest in the Excess Shares Trust, the corresponding Excess Shares in the Excess Shares Trust automatically shall be exchanged for an equal number of Equity Shares (depending on the type and class of shares that originally were exchanged for such Excess Shares) and such Equity Shares shall be transferred of record to the Beneficiary of the interest in the Excess Shares Trust designated by the Purported Record Transferee (or Purported Record Holder), as described above, if such Equity Shares would not be Excess Shares in the hands of such Beneficiary. Prior to any Transfer of any interest in the Excess Shares Trust, the Purported Record Transferee (or Purported Record Holder) must give written notice to the Trust of the intended Transfer and the Trust must have waived in writing its purchase rights under paragraph F of this Section 6.5.

               (2) Notwithstanding the foregoing, if a Purported Beneficial Transferee (or Purported Beneficial Holder) receives a price for designating a Beneficiary of an interest in the Excess Shares Trust that exceeds the amounts allowable under subparagraph (1) of this paragraph E, such Purported Beneficial Transferee (or Purported Beneficial Holder) shall pay, or cause the Beneficiary of the interest in the Excess Shares Trust to pay, such excess in full to the Trust.

               (3) If any of the Transfer restrictions set forth in this paragraph E or any application thereof is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the Purported Record Transferee (or Purported Record Holder) may be deemed, at the option of the Trust, to have acted as the agent of the Trust in acquiring the Excess Shares as to which such restrictions would otherwise, by their terms, apply, and to hold such Excess Shares on behalf of the Trust.

     (F) PURCHASE RIGHT IN EXCESS SHARES. Excess Shares shall be deemed to have been offered for sale to the Trust or its designee at a price per share equal to the lesser of (i) the price per share in the transaction that created such Excess Shares (or, in the case of a devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares, the Market Price at the time of such devise or gift or event other than a Transfer or Acquisition which results in the issuance of Excess Shares) or (ii) the Market Price of the Equity Shares exchanged for such Excess Shares on the date the Trust or its designee accepts such offer. The Trust and its assignees shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the purported Transfer, Acquisition, change in capital structure of the Trust, or purported change in Beneficial or Constructive Ownership or other event or transaction which resulted in such Excess Shares and (ii) the date on which the Board of Trust Managers determines in good faith that a Transfer, Acquisition, change in capital structure of the Trust, or purported change in Beneficial or Constructive Ownership or other event or transaction resulting in Excess Shares has occurred, if the Trust does not receive a notice pursuant to paragraph E of Section 6.4, but in no event later than a permitted Transfer pursuant to, and in compliance with, the terms of paragraph E of this Section 6.5.

     (G)  REMEDIES NOT LIMITED.  Nothing contained in this Article VI except
Section 6.6 hereof shall limit the scope or application of the provisions of this Section 6.5, the ability of the Trust to implement or enforce compliance with the terms hereof or the authority of the Board of Trust Managers to take any such other action or actions as it may deem necessary or advisable to protect the Trust and the interests of its shareholders by preservation of the Trust's status as a REIT and to ensure compliance with the applicable Ownership Limits and the other restrictions set forth herein, including, without limitation, refusal to give effect to a transaction on the books of the Trust.

     (H) AUTHORIZATION. At such time as the Board of Trust Managers authorizes a series of Preferred Shares pursuant to Section 6.2 of this
Article VI, without any further or separate action of the Board of Trust Managers, there shall be deemed to be authorized a series of Excess Shares consisting of the number of shares included in the series of Preferred Shares so authorized and having terms, rights, restrictions and qualifications identical thereto, except to the extent that this Article VI requires different terms.

     SECTION 6 Settlements.

     Nothing in Sections 6.4 and 6.5 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the New York Stock Exchange.

     SECTION 7 Issuance of Rights to Purchase Securities and Other Property.

     Subject to the rights of the holders of any series of Preferred Shares, the Board of Trust Managers is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or non-pro rata basis) by the Trust of rights, options or warrants for the purchase of Equity Shares of the Trust as that term is defined in paragraph A of Section 6.4, other securities of the Trust, or shares or other securities of any successor in interest of the Trust (a "Successor"), at such times, in such amounts, to such persons, for such consideration (if any), with such form and content (including without limitation the consideration for which any Equity Shares of the Trust, other securities of the Trust, or shares or other securities of any Successor are to be issued) and upon such terms and conditions as it may, from time to time, determine, subject only to the restrictions, limitations, conditions and requirements imposed by the Texas REIT Act, other applicable laws and this Declaration of Trust. Without limiting the generality of the foregoing, the authority granted hereby includes the authority to adopt a "rights plan" or similar plan that treats shareholders in a discriminatory or non pro rata manner, based upon the number of shares owned thereby or otherwise.

     SECTION 8 Severability.

     If any provision of this Article VI or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remainder of this Article VI shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

     SECTION 9 Waiver.

     The Trust shall have authority at any time to waive the requirements that Excess Shares be issued or be deemed outstanding in accordance with the provisions of this Article VI if the Trust determines, based on an opinion of nationally recognized tax counsel, that the issuance of such Excess Shares or the fact that such Excess Shares are deemed to be outstanding, would jeopardize the status of the Trust as a REIT (as that term is defined in paragraph A of Section 6.4).

     SECTION 10    Management of Money and Property Received for Shares.

     The Trust Managers shall manage all money and property received for the issuance of shares for the benefit of the shareholders of the Trust.

     SECTION 11    Commencement of Business.

     The Trust will not commence business until it has received for the issuance of shares of beneficial interest consideration of at least $1,000 value, consisting of any tangible or intangible benefit to the Trust, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the Trust.

                                 ARTICLE VII

                    MATTERS RELATING TO THE POWERS OF THE
               TRUST AND ITS TRUST MANAGERS AND SHAREHOLDERS

     The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Trust and of the trust managers and shareholders thereof:

     SECTION 1 Matters Relating to the Board of Trust Managers.

          (A) AUTHORITY AS TO BYLAWS. Except as provided in Section 7.2(D) hereof, the Trust Managers of the Trust shall have exclusive authority to amend or repeal the Bylaws of the Trust, or to adopt new Bylaws.

          (B) AUTHORITY AS TO SHARE ISSUANCES. The Board of Trust Managers of the Trust may authorize the issuance, from time to time, of its shares of beneficial interest of any class or series, whether now or hereafter authorized, or securities convertible into shares now or hereafter authorized, for such consideration as the Board of Trust Managers may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in this Declaration of Trust or the Bylaws of the Trust or in the laws of the State of Texas. The Board of Trust Managers may classify or reclassify any unissued shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the shares.

          (C) MANNER OF ELECTION. Unless and except to the extent that the Bylaws of the Trust shall so require, the election of trust managers of the Trust need not be by written ballot.

          (D) REMOVAL OF TRUST MANAGERS. Subject to the rights of the holders of any series of Preferred Shares to elect additional trust managers (or remove such additional trust managers, once elected) under specified circumstances, any trust manager may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of 80 percent of the then-outstanding Equity Shares entitled to vote generally in the election of trust managers (the "Voting Shares"), voting together as a single class.

          (E) PERMISSIBLE CRITERIA FOR CONSIDERATION OF BEST INTERESTS. In determining what is in the best interest of the Trust, a trust manager of the Trust shall consider all of the relevant factors, which may include (i) the immediate and long-term effects of the transaction on the Trust's shareholders, including shareholders, if any, who do not participate in the transaction; (ii) the social and economic effects of the transaction on the Trust's employees, suppliers, creditors and customers and others dealing with the Trust and on the communities in which the Trust operates and is located;
(iii) whether the transaction is acceptable, based on the historical and current operating results and financial condition of the Trust; (iv) whether a more favorable price could be obtained for the Trust's shares or other securities in the future; (v) the future value of the Trust's securities;
(vii) any legal or regulatory issues raised by the transaction; and (viii) the business and financial condition and earnings prospects of the other party or parties to the proposed transaction including, without limitation, debt service and other existing financial obligations, financial obligations to be incurred in connection with the transaction, and other foreseeable financial objections of such other party or parties.

          (F) DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trust Managers consistent with the Declaration of Trust of the Trust and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Trust and every holder of its shares: (i) the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its shares or the payment of other distributions on its shares; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves shall have been created shall have been paid or discharged); (iii) the fair value, or any sale, bid or asked priced to be applied in determining the fair value, of any asset owned or held by the Trust; and (iv) any matters relating to the acquisition, holding and disposition of any assets by the Trust.

          (G) RESERVED POWERS OF BOARD. The enumeration and definition of particular powers of the Board of Trust Managers included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the Declaration of Trust of the Trust, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Trust Managers under the laws of the State of Texas as now or hereafter in force.

          (H) ALTERATION OF AUTHORITY GRANTED TO THE BOARD OF TRUST MANAGERS. The affirmative vote of that proportion of the then-outstanding Voting Shares necessary to approve an amendment to this Declaration of Trust pursuant to the Texas REIT Act, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with Section
7.1 of this Article VII.

          (I) REIT QUALIFICATION. The Board of Trust Managers shall use its best efforts to cause the Trust and its shareholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to REITs (as those terms are defined in paragraph A of Section 6.4 hereof). In furtherance of the foregoing, the Board of Trust Managers shall use its best efforts to take such actions as are necessary, and may take such actions as it deems desirable (in its sole discretion) to preserve the status of the Trust as a REIT; provided, however, that in the event that the Board of Trust Managers determines, in its sole discretion, that it no longer is in the best interests of the Trust to qualify as a REIT, the Board of Trust Managers shall take such actions as are required by the Code, the Texas REIT Act and other applicable law, to cause the matter of termination of qualification as a REIT (as that term is defined in paragraph A of Section 6.4) to be submitted to a vote of the shareholders of the Trust pursuant to paragraph A of Section 7.2.

     SECTION 2 Matters Relating to the Shareholders.

     (A) LIABILITY OF SHAREHOLDERS. A holder of Equity Shares, or an owner of any beneficial interest in Equity Shares, of the Trust is not under an, and shall not have any, obligation or liability of any nature whatsoever to the Trust or to its obligees with respect to: (i) the Equity Shares other than the obligation to pay to the Trust the full amount of the consideration, fixed in compliance with the Texas REIT Act, for which the Equity Shares were issued; (ii) any contractual obligation of the Trust on the basis that the holder or owner is or was the alter ego of the Trust, or on the basis of actual fraud or constructive fraud, a sham to perpetrate a fraud, or other similar theory; or (iii) any obligation of the Trust on the basis of the failure of the Trust to observe any formality, including the failure to (1) comply with any requirement of the Texas REIT Act or of this Declaration of Trust or of the Bylaws of the Trust; or (2) observe any requirement prescribed by the Texas REIT Act or by this Declaration of Trust or the Bylaws of the Trust for acts taken by the Trust, its Trust Managers, or its shareholders.

     (B) TERMINATION OF REIT STATUS. Anything contained in this Declaration of Trust to the contrary notwithstanding, the affirmative vote of the holders of a majority of the then-outstanding Voting Shares, voting as a single class, and the approval of the Board of Trust Managers, shall be required to terminate voluntarily the Trust's status as a REIT (as that term is defined in paragraph A of Section 6.4).

     (C) NO CUMULATIVE RIGHTS. Except as may be expressly provided with respect to any class or series of Preferred Shares, shareholders of the Trust shall not have cumulative voting rights in the election of trust managers.

     (D) NO PREEMPTIVE RIGHTS. Except as may be expressly provided with respect to any class or series of Preferred Shares, no holders of shares of the Trust, of whatever class or series, shall have any preferential right of subscription for the purchase of any shares of any class or series or for the purchase of any securities convertible into shares of any class or series of the Trust other than such rights, if any, as the Board of Trust Managers, in its sole discretion, may determine, and for such consideration as the Board of Trust Managers, in its sole discretion, may fix; and except as may be expressly provided with respect to any class or series of Preferred Shares, any shares of any class or series of convertible securities which the Board of Trust Managers may determine to offer for subscription to the holders of shares may, as the Board of Trust Managers shall determine in its sole discretion, be offered to holders of any then-existing class, classes or series of shares or other securities to the exclusion of holders of any or all other then-existing classes or series of securities.

     (E) AUTHORITY AS TO BYLAWS. The shareholders of the Trust shall have no authority to amend or repeal the Bylaws of the Trust, or to adopt new Bylaws unless (i) specifically authorized to do so by a resolution duly adopted by the Board of Trust Managers, or (ii) any Bylaw duly adopted as herein provided expressly vests authority in the shareholders of the Trust to amend or repeal any such Bylaw, or provides that any such Bylaw may not be amended or appealed without such approval of the shareholders of the Trust as may be therein provided.


                                  ARTICLE VIII

                   LIMITATION OF LIABILITY OF TRUST MANAGERS

     No Trust Manager of the Trust shall be liable to the Trust for any act, omission, loss, damage, or expense arising from the performance of his duty under the Trust save only for his own willful misfeasance or willful malfeasance or gross negligence.

     In addition to, and in no respect whatsoever in limitation of, the foregoing, the liability of each Trust Manager of the Trust for monetary damages shall be eliminated to the fullest extent permitted under the laws of the State of Texas, as the same exist or may be hereafter amended (but, in the case of any such amendment, only to the extent that such amendment permits broader elimination or limitation of liability of a Trust Manager than said law permitted prior to such amendment), and no Trust Manager of the Trust shall be liable to the Trust or its shareholders for monetary damages except to the extent, and only to the extent, such elimination or limitation of liability is expressly prohibited under the laws of the State of Texas, as the same exist or may be hereafter amended (but, in the case of any such amendment, only to the extent that such amendment permits broader elimination or limitation of liability of a Trust Manager than said law permitted prior to such amendment). If after the date hereof the laws of the State of Texas are amended to authorize broader elimination or limitation of liability of a Trust Manager, upon the effective date of such amendment the liability of a Trust Manager shall without further act also be eliminated and limited to such broader extent to the fullest extent not prohibited by the laws of the State of Texas as so amended. The provisions of this Article VIII shall be deemed to be a contract with each Trust Manager of the Trust who serves as such at any time while such provisions are in effect, and each such Trust Manager shall be deemed to be serving as such in reliance on the provisions of this Article VIII. No repeal or amendment of this Declaration of Trust shall adversely affect any right or any elimination or limitation of liability of a Trust Manager existing at the time of the repeal or amendment.

                                   ARTICLE IX

                                INDEMNIFICATION

     Each person who is or was or who agrees to become a Trust Manager or officer of the Trust, or each person who, while a Trust Manager of the Trust, is or was serving or who agrees to serve, at the request of the Trust, as a Trust Manager, director, officer, partner, joint venturer, employee or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Trust, and shall be entitled to have paid on his behalf or be reimbursed for reasonable expenses in advance of final disposition of a proceeding, in accordance with the Bylaws of the Trust, to the full extent permitted from time to time by the Texas REIT Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Trust to provide broader indemnification rights than said law permitted the Trust to provide prior to such amendment) or any other applicable laws presently or hereafter in effect. The Trust shall have the power, with the approval of the Board of Trust Managers, to provide such indemnification and advancement of expenses to any employee or agent of the Trust, in accordance with the Bylaws of the Trust. Without limiting the generality or the effect of the foregoing, the Trust may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article IX. Any amendment or repeal of this Article IX shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal and shall not adversely affect any right or protection then existing pursuant to any such indemnification agreement.

                                    ARTICLE X

                                    AMENDMENT

     The Trust reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in its Declaration of Trust and any other provisions authorized by the laws of the State of Texas at the time in force may be added or inserted in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, trust managers or any other persons whomsoever by and pursuant to this Declaration of Trust in its present form or as hereafter amended are granted subject to the rights reserved in this Article X; provided, however, that any amendment or repeal of Articles VIII, IX or this
Article X of this Declaration of Trust shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

                                   ARTICLE XI

                          SPECIAL VOTING REQUIREMENTS


      SECTION 11.1  DEFINITIONS.

     (A) IN GENERAL. In this Article XI, the following words have the meanings indicated.

     (B) AFFILIATES. "Affiliate", including the term "affiliated person", means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

     (C) ASSOCIATE. "Associate", when used to indicate a relationship with any person, means:

          (1) Any corporation or organization (other than the corporation or a subsidiary of the corporation) of which such person is an officer, director, or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities;

          (2) Any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

          (3) Any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the corporation or any of its affiliates.

     (D) BENEFICIAL OWNER. "Beneficial owner", when used with respect to any voting stock, means a person:

          (1) That, individually or with any of its affiliates or associates, beneficially owns voting stock, directly or indirectly; or

          (2) That, individually or with any of its affiliates or associates, has:

               (i) The right to acquire voting stock (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or

               (ii) The right to vote voting stock pursuant to any agreement, arrangement, or understanding; or

          (3) That has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of voting stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares of voting stock.

     (E)  BUSINESS COMBINATION.  "Business combination" means:

          (1) Unless the merger, consolidation, or share exchange does not alter the contract rights of the stock as expressly set forth in the charter or change or convert in whole or in part the outstanding shares of stock of the Trust, any merger, consolidation, or share exchange of the Trust or any subsidiary with (i) any interested shareholder or (ii) any other corporation (whether or not itself an interested shareholder) which is, or after the merger, consolidation, or share exchange would be, an affiliate of an interested shareholder that was an interested shareholder prior to the transaction;

          (2) Any sale, lease, transfer, or other disposition, other than in the ordinary course of business, in one transaction or a series of transactions in any 12-month period, to any interested shareholder or any affiliate of any interested shareholder (other than the Trust or any of its subsidiaries) of any assets of the Trust or any subsidiary having, measured at the time the transaction or transactions are approved by the board of Trust Managers of the Trust, an aggregate book value as of the end of the Trust's most recently ended fiscal quarter of 10 percent or more of the total market value of the outstanding stock of the Trust or of its net worth as of the end of its most recently ended fiscal quarter;

          (3) The issuance or transfer by the Trust, or any subsidiary, in one transaction or a series of transactions, of any equity securities of the Trust or any subsidiary which have an aggregate market value of 5 percent or more of the total market value of the outstanding stock of the Trust to any interested shareholder or any affiliate of any interested shareholder (other than the Trust or any subsidiary) except pursuant to the exercise of warrants or rights to purchase securities offered pro rata to all holders of the Trust's voting stock or any other method affording substantially proportionate treatment to the holders of voting stock;

          (4) The adoption of any plan or proposal for the liquidation or dissolution of the Trust in which anything other than cash will be received by an interested shareholder or any affiliate of any interested shareholder;

          (5) Any reclassification of securities (including any reverse stock split), or recapitalization of the Trust, or any merger, consolidation, or share exchange of the Trust with any subsidiary which has the effect, directly or indirectly, in one or a series of transactions, of increasing by 5 percent or more of the total number of outstanding shares, the proportionate amount of the outstanding shares of any class of equity securities of the Trust or any subsidiary which is directly or indirectly owned by any interested shareholder or any affiliate of any interested shareholder; or

          (6) The receipt by any interested shareholder or any affiliate of any interested shareholder (other than the Trust or any subsidiary) of the benefit, directly or indirectly (except proportionately as a shareholder), of any loan, advance, guarantee, pledge, or other financial assistance or any tax credit or other tax advantage provided by the Trust or any of its subsidiaries.

     (F) COMMON STOCK. "Common stock" means any stock other than preferred or preference stock.

     (G) CONTROL. "Control", including the terms "controlling", "controlled by" and "under common control with", means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and the beneficial ownership of 10 percent or more of the votes entitled to be cast by a Trust's voting stock creates a presumption of control.

     (H)  CORPORATION.  "Corporation" includes a real estate investment trust.

     (I)  EQUITY SECURITY.  "Equity security" means:

          (1) Any stock or similar security, certificate of interest, or participation in sharing agreement, voting trust certificate, or certificate of deposit for an equity security;

          (2) Any security convertible, with or without consideration, into an equity security, or any warrant or other security carrying any right to subscribe to or purchase or equity security; or

          (3) Any put, call, straddle, or other option or privilege of buying an equity security from or selling an equity security to another without being bound to do so.

     (J) INTERESTED SHAREHOLDER. "Interested shareholder" means any person (other than the Trust or any subsidiary) that:

          (1) (i) Is the beneficial owner, directly or indirectly, of 10 percent or more of the voting power of the outstanding voting stock of the Trust; or

               (ii) Is an affiliate or associate of the Trust and at any time within the 2 year period immediately prior to the date in question was the beneficial owner, directly or indirectly, or 10 percent or more of the voting power of the then outstanding voting stock of the Trust.

          (2) For the purpose of determining whether a person is an interested shareholder, the number of shares of voting stock deemed to be outstanding shall include shares deemed owned by the person through application of subsection (d) of this section but may not include any other shares of voting stock which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

     (K)  MARKET VALUE.  "Market value" means:

          (1) In the case of stock, the highest closing sale price during the 30 day period immediately preceding the date in question of a share of such stock on the composite tape for New York Stock Exchange-listed stocks, or, if such stock is not quoted on the composite tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30 day period preceding the date in question on The Nasdaq Stock Market, or any other nationally recognized automated quotation system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by the board of directors of the corporation in good faith; and

          (2) In the case of property other than cash or stock, the fair market value of such property on the date in question as determined by the board of directors of the corporation in good faith.

     (L) SUBSIDIARY. "Subsidiary" means, unless the context indicates otherwise, any Corporation of which voting stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the Trust.

     (M) VOTING STOCK. "Voting stock" means shares of capital stock of the Trust entitled to vote generally in the election of Trust Managers.

     SECTION 11.2  VOTING REQUIREMENTS.

     (A) Unless an exemption under Section 11.3(c) or (d) of this Article applies, the Trust may not engage in any business combination with any interested shareholder or any affiliate of the interested shareholder for a period of 5 years following the most recent date on which the interested shareholder became an interested shareholder.

     (B) Unless an exemption under Section 11.3 of this Article applies, in addition to any vote otherwise required by law or this Declaration of Trust, a business combination that is not prohibited by subsection (a) of this
Section 11.2 shall be recommended by the board of Trust Managers and approved by the affirmative vote of at least:

          (1) 80 percent of the votes entitled to be cast by outstanding shares of voting stock of the Trust, voting together as a single voting group; and

          (2) Two-thirds of the votes entitled to be cast by holders of voting stock other than voting stock held by the interested shareholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested shareholder, voting together as a single voting group.

     SECTION 11.3  WHEN VOTING REQUIREMENT NOT APPLICABLE

     (A)  For purposes of this Section 11.3:

          (1) "Announcement date" means the first general public announcement of the proposal or intention to make a proposal of the business combination or its first communication generally to shareholders of the Trust, whichever is earlier,

          (2) "Determination date" means the most recent date on which the interested shareholder became an interested shareholder, and

          (3)  "Valuation date" means:

               (i) For a business combination voted upon by shareholders, the latter of the day prior to the date of the shareholders' vote or the day 20 days prior to the consummation of the business combination; and

               (ii) For a business combination not voted upon by shareholders, the date of the consummation of the business combination.

     (B) The vote required by Section 11.2(b) of this Article does not apply to a business combination as defined in Section 11.1(e)(1) of this Article if each of the following conditions is met:

          (1) The aggregate amount of the cash and the market value as of the valuation date of consideration other than cash to be received per share by holders of common stock in such business combination is at least equal to the highest of the following:

               (i) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested shareholder for any shares of common stock of the same class or series acquired by it within the 5-year period immediately prior to the announcement date of the proposal of the business combination, plus an amount equal to interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from the earliest date through the valuation date, up to the amount of the interest; or

               (ii) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested shareholder for any shares of common stock of the same class or series acquired by it on, or within the 5-year period immediately before, the determination date, plus an amount equal to interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from the earliest date through the valuation date, up to the amount of the interest; or

               (iii) The market value per share of common stock of the same class or series on the announcement date, plus an amount equal to interest compounded annually from that date through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from that date through the valuation date, up to the amount of the interest; or

               (iv) The market value per share of common stock of the same class or series on the determination date, plus an amount equal to interest compounded annually from that date through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from that date through the valuation date, up to the amount of the interest; or

               (v) The price per share equal to the market value per share of common stock of the same class or series on the announcement date or on the determination date, whichever is higher, multiplied by the fraction of:

                    1. The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested shareholder for any shares of common stock of the same class or series acquired by it within the 5-year period immediately prior to the announcement date, over

                    2. The market value per share of common stock of the same class or series on the first day in such 5-year period on which the interested shareholder acquired any shares of common stock.

          (2) The aggregate amount of the cash and the market value as of the valuation date of consideration other than cash to be received per share by holders of shares of any class or series of outstanding stock other than common stock in the business combination is at least equal the highest of the following (whether or not the interested shareholder has previously acquired any shares of the particular class or series of stock):

               (i) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested shareholder for any shares of such class or series of stock acquired by it: within the 5-year period immediately prior to the announcement date of the proposal of the business combination, plus an amount equal to interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock from the earliest date through the valuation date, up to the amount of the interest; or

               (ii) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested shareholder for any shares of such class or series of stock acquired by it on, or within the 5-year period immediately prior to, the determination date, plus an amount equal to interest compounded annually from the earliest date on which highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock from the earliest date through the valuation date, to the amount of the interest; or

               (iii) The highest preferential amount per share to which the holders of shares of such class or series of stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; or

               (iv) The market value per share of such class or series of stock on the announcement date, plus an amount equal to interest compounded annually from that date through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock from that date through the valuation date, up to the amount of the interest; or

               (v) The market value per share of such class or series of stock on the determination date, plus an amount equal to interest compounded annually from that date through the valuation at the rate for 1-year United States Treasury obligations from time to time in effect, less aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock from that date through the valuation date, up to the amount of the interest; or

               (vi) The price per share equal to the market value per share of such class or series of stock on the announcement date or on the determination date, whichever is higher, multiplied by fraction of:

                    1. The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested shareholder for any shares of any class of voting stock acquired by it within the 5-year period immediately prior to the announcement date, over

                    2. The market value per share of the same class of voting stock on the first day in such 5-year period on which the interested shareholder acquired any shares of the same class of voting stock.

          (3) The consideration to be received by holders of any class or series of outstanding stock is to be in cash or in the same form as the interested shareholder has previously paid for shares of the same class or series of stock. If the interested shareholder has paid for shares of any class or series of stock with varying forms of consideration, the form of consideration for such class or series of stock shall be either cash or the form used to acquire the largest number of shares of such class or series of stock previously acquired by it.

          (4) (i) After the determination date and prior to the consummation of such business combination:

                    1. There shall have been no failure to declare and pay at the regular date therefor any full periodic dividends (whether or not cumulative) on any outstanding preferred stock of the Trust;

                    2.   There shall have been:

                         A. No reduction in the annual rate of dividends paid on any class or series of stock of the Trust that is not preferred stock (except as necessary to reflect any subdivision of the stock); and

                         B. An increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the stock; and

                    3. The interested shareholder did not become the beneficial owner of any additional shares of stock of the corporation except as part of the transaction which resulted in such interested shareholder becoming an interested shareholder or by virtue of proportionate stock splits or stock dividends.

               (ii) The provisions of sub-paragraphs 1. and 2. of subparagraph 4(i) above do not apply if no interested shareholder or an affiliate or associate of the interested shareholder voted as a director of the corporation in a manner inconsistent with such sub-subparagraphs and the interested shareholder, within 10 days after any act or failure to act inconsistent with such sub-subparagraphs, notifies the board of Trust Managers of the Trust in writing that the interested shareholder disapproves thereof and requests in good faith that the board of Trust Managers rectify such act or failure to act.

     (C) (1) The provisions of Section 11.2 of this Article do not apply to business combinations that specifically, generally, or generally by types, as to specifically identified or unidentified existing or future interested shareholders or their affiliates, which have been approved or exempted therefrom, in whole or in part, by resolution of the board of Trust Managers of the Trust if involving transactions with a particular interested shareholder or its existing or future affiliates, at any time prior to the determination date.

          (2) Unless by its terms a resolution adopted under this subsection is made irrevocable, it may be altered or repealed by the board of Trust Managers, but this shall not affect any business combinations that have been consummated, or are the subject of an existing agreement entered into, prior to the alteration or repeal.

     (D) The provisions of Section 11.2 of this Article do not apply to any business combination of the Trust with an interested shareholder that became an interested shareholder inadvertently, if the interested shareholder: (1) as soon as practicable (but not more than 10 days after the interested shareholder knew or should have known it had become an interested shareholder) divests itself of a sufficient amount of the voting stock of the corporation so that it no longer is the beneficial owner, directly or indirectly, of 10 percent or more of the outstanding voting stock of the corporation; and (2) would not at any time within the

5-year period preceding the announcement date with respect to the business combination have been an interested shareholder except by inadvertence.

                                   ARTICLE XII

                     VOTING RIGHTS OF CERTAIN CONTROL SHARES

     SECTION 12.1  DEFINITIONS

     (A)  In this Article XII, the following words have the meanings indicated.

     (B) "Acquiring person" means a person who makes or proposes to make a control share acquisition.

     (C) "Associate", when used to indicate a relationship with any person, means:

          (1)  An "associate" as defined in Section 11.1(c) of Article XI; or

          (2)  A person that:

               (i) Directly or indirectly controls, or is controlled by, or is under common control with, the person specified; or

               (ii) Is acting or intends to act jointly or in concert with the person specified.

     (D) (1) "Control shares" means shares of stock that, except for this Article, would, if aggregated with all other shares of stock of the Trust (including shares of which is excluded from "control share acquisition" in subsection (e)(2) of this section) owned by a person or in respect of which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, entitle that person, directly or indirectly, to exercise or direct the exercise of the voting power of shares of stock of the Trust in the election of Trust Managers within any of the following ranges of voting power:

               (i) One-fifth or more, but less than one-third of all voting power,

               (ii) One-third or more, but less than a majority of all voting power, or

               (iii)     A majority or more of all voting power.


          (2) "Control shares" includes shares of stock of the Trust only to the extent that the acquiring person, following the acquisition of the shares, is entitled, directly or indirectly, to exercise or direct the exercise of voting power within any level of voting power set forth in this section for which approval has not been obtained previously under Section 12.2 of this Article.

     (E) (1) "Control share acquisition" means the acquisition, directly or indirectly, by any person, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares.

          (2) "Control share acquisition" does not include the acquisition of shares:

               (i)  Under the laws of descent and distribution;

               (ii) Under the satisfaction of a pledge or other security interest charged created in good faith and not for the purpose of circumventing this Article; or

               (iii) Under a merger, consolidation, or share exchange if the Trust is a party to the merger, consolidation, or share exchange.

          (3) Unless the acquisition entitles any person, directly or indirectly, to exercise or direct the exercise of voting power in the election of Trust Managers in excess of the range of voting power previously authorized or attained under an acquisition that is exempt under paragraph
(2) of this subsection, "control share acquisition" does not include the acquisition of shares of a corporation in good faith and not for the purpose of circumventing this Article by or from:

               (i) Any person whose voting rights have previously been authorized by shareholders in compliance with this Article; or

               (ii) Any person whose previous acquisition of shares of stock of the Trust would have constituted a control share acquisition but for paragraph (2) of this subsection.

     (F) "Interested shares" means shares of a corporation in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of shares of stock of the Trust in the election of Trust Managers:

          (1)  An acquiring person;

          (2)  An officer of the Trust; or

          (3) An employee of the Trust who is also a Trust Manager of the Trust.

     (G)  "Corporation" includes a real estate investment trust.

     (H)  "Person" includes an associate of the person.

     SECTION 12.2  VOTING RIGHTS

     (A) APPROVAL BY SHAREHOLDERS. Control shares of the Trust acquired in a control share acquisition have no voting rights except to the extent approved by the shareholders at a meeting held under Section 12.4 of this Article by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

     (B)  ACQUISITION OF SHARES; VOTING POWER.  For the purposes of Section
12.1 of this Article:

          (1) Shares acquired within 90 days or shares acquired under a plan to make a control share acquisition are considered to have been acquired in the same acquisition; and

          (2)  A person may not be deemed to be entitled to exercise or
direct the exercise of voting   power with respect to shares held for the
benefit of others if the person:

               (i) Is acting in the ordinary course of business, in good faith and not for the purpose of circumventing the provisions of this section; and

               (ii) Is not entitled to exercise or to direct the exercise of the voting power of the shares unless the person first seeks to obtain the instruction of another person.

     SECTION 12.3  ACQUIRING PERSON STATEMENT

     Any person who proposes to make or who has made a control share acquisition may deliver an acquiring person statement to the Trust at the Trust's principal office. The acquiring person statement shall set forth all of the following:

          (1) The identity of the acquiring person and each other member of any group of which the person is a part for purposes of determining control shares;

          (2) A statement that the acquiring person statement is given under this Article;

          (3) The number of shares of the Trust owned (directly or indirectly) by the acquiring person and each other member of any group;

          (4)  The applicable range of voting power as set forth in Section
12.1 of this Article; and

          (5)  The control share acquisition has not occurred:

               (i) A description in reasonable detail of the terms of the proposed control share acquisition; and

               (ii) Representations of the acquiring person, together with a statement in reasonable detail of the facts on which they are based, that:

                    1. The proposed control share acquisition, if consummated, will not be contrary to law; and

                    2. The acquiring person has the financial capacity, through financing to be provided by the acquiring person and any additional specified sources of financing required under Section 12.5 of this Article, to make the proposed control share acquisition.

     SECTION 12.4  SPECIAL MEETING

     (A) REQUEST BY ACQUIRING PERSON. Except as provided in Section 12.5 of this Article, if the acquiring person requests, at the time of delivery of an acquiring person statement, and gives a written undertaking to pay the Trust's expenses of a special meeting, except the expenses of opposing approval of the voting rights, within 10 days after the day on which the corporation receives both the request and undertaking, the Trust Managers of the Trust shall call a special meeting of shareholders of the Trust for the purpose of considering the voting rights to be accorded the shares acquired or to be acquired in the control share acquisition.

     (B) BOND. The Trust may require the acquiring person to give bond, with sufficient surety, to reasonably assure the Trust that this undertaking will be satisfied.

     (C) TIME FOR MEETING. Unless the acquiring person agrees in writing to another date, the special meeting of shareholders shall be held within 50 days after the day on which the Trust has received both the request and the undertaking.

     (D) DELAY AT REQUEST OF ACQUIRING PERSON. If the acquiring person makes a request in writing at the time of delivery of the acquiring person statement, the special meeting may not be held sooner than 30 days after the day on which the Trust receives the acquiring person statement.

     (E)  IN ABSENCE OF REQUEST.   (1) If no request is made under subsection
(a) of this Section, the issue of the voting rights to be accorded the shares acquired in the control shares acquisition may, at the option of the Trust, be presented for consideration at any meeting of shareholders.

          (2) If no request is made under subsection (a) of this Section and the Trust proposes to present the issue of the voting rights to be accorded the shares acquired is a control share acquisition for consideration at any meeting of shareholders, the Trust shall provide the acquiring person with written notice of the proposal not less than 20 days before the date on which notice of the meeting is given.

     SECTION 12.5  CALLS

     A call of a special meeting of shareholders of the Trust is not required to be made under Section 12.4(a) of this Article unless, at the time of delivery of an acquiring person statement under Section 12.3 of this Article, the acquiring person has:

          (1) Entered into a definitive financing agreement or agreements with one or more responsible financial institutions or other entities that have the necessary financial capacity, providing for any amount of financing of the control share acquisition not to be provided by the acquiring person; and

          (2)  Delivered a copy of the agreements to the Trust.

     SECTION 12.6  NOTICE OF MEETING.

     (A) IN GENERAL. If a special meeting of shareholders is requested, notice of the special meeting shall be given as promptly as reasonably practicable by the Trust to all shareholders of record as of the record date set for the meeting, whether or not the shareholder is entitled to vote at the meeting.

     (B) CONTENTS. Notice of the special or annual meeting of shareholders at which the voting rights are to be considered shall include or be accompanied by the following:

          (1) A copy of the acquiring person statement delivered to the Trust under Section 12.3 of this Article; and

          (2) A statement by the board of Trust Managers of the Trust setting forth the position or recommendation of the board, or stating that the board is taking no position or making no recommendation, with respect to the issue of voting rights to be accorded the control shares.

     SECTION 12.7  REDEMPTION RIGHTS.

     (A) Upon delivery of acquiring person statement. If an acquiring person statement has been delivered on or before the 10th day after the control share acquisition, the Trust at its option, shall have the right to redeem any or all control shares, except control shares for which voting have been previously approved under Section 12.2 of this Article, at any time during a 60-day period commencing on the day of a meeting at which voting rights are considered under Section 12.4 of this Article and are not approved.

     (B) In absence of delivery of acquiring person statement. In addition to the redemption rights authorized under subsection (a) of this Section, if an acquiring person statement has not been delivered on or before the 10th day after the control share acquisition, the Trust, at its option, shall have the right to redeem any or all control shares, except control shares for which voting rights have been previously approved under Section 12.2 of this Article, at any time during a period commencing on the 11th day after the control share acquisition and ending 60 days after a statement has been delivered.

     (C) Fair value. Any redemption of control shares under this section shall be at the fair value of the shares. For purposes of this section, "fair value" shall be determined:

          (1) As of the date of the last acquisition of control shares by the acquiring person in a control share acquisition or, if a meeting is held under Section 12.4 of this Article, as of the date of the meeting; and

          (2) Without regard to the absence of voting rights for the control shares.

     SECTION 12.8  STATUS AS DISSENTING SHAREHOLDERS.

     (A) IN GENERAL. Before a control share acquisition has occurred, if voting rights for control shares are approved at a meeting held under Section
12.4 of this Article and the acquiring person is entitled to exercise or direct the exercise of a majority or more of all voting power, all shareholders of the Trust (other than the acquiring person) have the rights of dissenting shareholders as provided in Section 25.10 of the Texas REIT Act.

     (B) TRUST DEEMED SUCCESSOR. For purposes of applying the provisions of the Texas REIT Act to shareholders under this Section 12.8, the Trust shall be deemed to be a successor in a merger and the date of the most recent approval of voting rights referred to in subsection (a) of this Section shall be deemed to be the date of filing of articles of merger for record as therein provided.

     (C)  STATUS TO BE CONTAINED IN NOTICE.  The notice required by Section
12.6 of this Article shall also state that shareholders (other than the acquiring person) are entitled to the rights of dissenting shareholders under the Texas REIT Act and shall include a copy the applicable provisions thereof.

     (D) APPLICATION OF TEXAS REIT ACT. For purposes of applying the provisions of the Texas REIT Act to this Section:

          (1) "Fair value" may not be less than the highest price per share paid by the acquiring person in the control share acquisition; and

          (2) Sections 25.10(B) and 25.20(1)(a) of the Texas REIT Act do not apply.

     IN WITNESS WHEREOF, the undersigned Trust Managers do hereby execute this Declaration of Trust as of the _____ day of __________, 1996.



                                              -------------------------------
                                              Richard E. Rainwater


                                              -------------------------------
                                              Gerald W. Haddock


                                              -------------------------------
                                              John C. Goff


                                              -------------------------------
                                              Morton H. Meyerson


                                              -------------------------------
                                              Anthony M. Frank


                                              -------------------------------
                                              Paul E. Rowsey, III


                                              -------------------------------
                                              William F. Quinn

                      CRESCENT REAL ESTATE EQUITIES, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS




P
R         The undersigned hereby appoints John C. Goff and Gerald W. Haddock,
O    and each of them, as proxies, with full power of substitution in each, to
X    vote all shares of common stock of Crescent Real Estate, Inc. (the
Y "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 17, 1996, at 10:00 a.m., Eastern Daylight Savings time, and any adjournment thereof, on all matters set forth on the Notice of Meeting and Proxy Statement, dated May 14, 1996, a copy of which has been received by the undersigned, as follows on the reverse side.









                                                              ---------------
                                                             |  SEE REVERSE  |
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE   |      SIDE     |
                                                              ---------------

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE MATTERS STATED.

1. To elect two (2) Directors to serve until Annual   2. To consider and vote upon the proposal to      FOR     AGAINST   ABSTAIN
   Meeting of Stockholders in 1999.                      authorize the Company, in connection with      ----     ----      ----
                                                         any issuance of securities pursuant to its    |    |   |    |    |    |
NOMINEES:  John C. Goff; Paul E. Rowsey, III             existing registration statement to issue to    ----     ----      ----
                 FOR         WITHHELD                    the Chairman of the Board of Directors the
               ------        --------                    same type of securities or, in lieu of such
              |      |      |        |                   securities, to issue units of ownership
              |      |      |        |                   interest in the Company's operating
               ------        --------                    partnership that are exchangeable on a
                                                         one-for-one basis for shares of the
 ------                        MARK HERE     -----       Company's common stock with any such
|      |                      FOR ADDRESS   |     |      issuance to be made on terms equivalent to
|      |                      CHANGE AND    |     |      the terms of issuance to other purchasers.
 ------                       NOTE BELOW     -----                                                      FOR     AGAINST   ABSTAIN
FOR BOTH NOMINEES EXCEPT AS NOTED ABOVE                  3. To approve the appointment of Arthur           ----     ----      ----
                                                         Andersen LLP as the independent auditors of   |    |   |    |    |    |
                                                         the Company for the fiscal year ending         ----     ----      ----
                                                         December 31, 1996.

                                                      4. To consider and vote upon the proposal to
                                                         ratify an amendment of the Company's 1995      FOR     AGAINST   ABSTAIN
                                                         Stock Incentive Plan.                          ----     ----      ----
                                                                                                       |    |   |    |    |    |
                                                      5. To consider and vote upon the proposal to      ----     ----      ----
                                                         reorganize the Company, currently a Maryland   FOR     AGAINST   ABSTAIN
                                                         corporation, as a Texas real estate            ----     ----      ----
                                                         investment trust by means of a merger of      |    |   |    |    |    |
                                                         the Company into a wholly owned, newly         ----     ----      ----
                                                         formed Texas subsidiary organized as a real
                                                         estate investment trust.

                                                      6. Other Matters.                                 FOR     AGAINST   ABSTAIN
                                                         GRANT AUTHORITY upon such other matters        ----     ----      ----
                                                         as may come before the Meeting as they        |    |   |    |    |    |
                                                         determine to be in the best interest of the    ----     ----      ----
                                                         Company.

                                              IMPORTANT   Please mark this Proxy, date it, sign it exactly as your name(s)
                                              appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.



SIGNATURE:                               DATE:                SIGNATURE:                              DATE:
          ------------------------------      ---------------           ------------------------------      ---------------